PURCHASE AND ASSUMPTION AGREEMENT


                                     between


                                FIRST STATE BANK
                                  HAPPY, TEXAS


                                       and



                             COLONIAL TRUST COMPANY
                                PHOENIX, ARIZONA

                                AND JOINED IN BY

                             HAPPY BANCSHARES, INC.
                                  HAPPY, TEXAS



                          Dated as of December 23, 2003

                                Table of Contents

                                                                            Page


ARTICLE 1     TERMS OF PURCHASE AND ASSUMPTION & Transfer of trust business....1
              1.1     Sale of Corporate Trust Assets...........................1
              1.2     Assumption of Liabilities................................2
              1.3     Liabilities Not Assumed..................................3
              1.4     Assignment and Fiduciary Substitution....................3
              1.5     Situs of Administration of Fiduciary Accounts............4
              1.6     Release of Fiduciary Duties..............................4
              1.7     Purchase Price of Corporate Trust Assets.................4
              1.8     Allocation of Purchase Price.............................4

ARTICLE 2     REAL ESTATE PROVISIONS...........................................4
              2.1     Value of Real Estate.....................................4
              2.2     Title Commitment.........................................4

ARTICLE 3     REPRESENTATIONS AND WARRANTIES OF First State Bank...............5
              3.1     Organization and Related Matters.........................5
              3.2     Authorization............................................6
              3.3     No Breaches of Statutes or Contracts; Required Consents..6
              3.4     Litigation and Related Matters...........................6
              3.5     Consents.................................................6
              3.6     Compliance with Laws and Regulations.....................6
              3.7     Information for Regulatory Approvals.....................7
              3.8     No Broker's or Finder's Fees.............................7
              3.9     Financial Statements.....................................7

ARTICLE 4     REPRESENTATIONS AND WARRANTIES OF Colonial.......................8
              4.1     Organization and Related Matters.........................8
              4.2     Authorization............................................8
              4.3     No Breaches of Statutes or Agreements; Required Consents.8
              4.4     Fiduciary Accounts.......................................8
              4.5     Litigation and Related Matters...........................9
              4.6     Consents.................................................9
              4.7     Contracts with Clients...................................9
              4.8     Financial Statements.....................................9
              4.9     Internal Controls.......................................10
              4.10    Books and Records.......................................10
              4.11    Accrued Fees............................................10
              4.12    Prepaid Expenses........................................11
              4.13    Equipment and Personal Property.........................11
              4.14    Environmental Compliance................................11
              4.15    Corporate Trust Receivables.............................12
              4.16    Title to Corporate Trust Assets.........................12
              4.17    Compliance with Laws and Regulations....................12
              4.18    Information for Regulatory Approvals....................13
              4.19    Taxes...................................................13
              4.20    No Broker's or Finder's Fees............................13
              4.21    Insurance on Corporate Trust Business...................13
              4.22    Full Disclosure.........................................13

ARTICLE 5     COVENANTS OF First State Bank...................................14
              5.1     Performance of Liabilities..............................14
              5.2     Access to Transferred Records...........................14
              5.3     Conditions to Closing...................................14
              5.4     Untrue Representations..................................14
              5.5     Litigation and Claims...................................14
              5.6     Furnishing Information..................................14

ARTICLE 6     COVENANTS OF Colonial...........................................14
              6.1     Preservation of Business................................14
              6.2     Operations in Ordinary Course...........................15
              6.3     Operations of the Corporate Trust Business..............15
              6.4     Contracts...............................................15
              6.5     Shareholders' Meeting...................................15
              6.6     Conditions to Closing...................................16
              6.7     Furnishing Information..................................16
              6.8     Records.................................................16
              6.9     Environmental Investigation;
                      Right to Terminate Agreement............................17
              6.10    Real Estate.............................................18
              6.11    No Negotiation with Others..............................19

ARTICLE 7     RECIPROCAL COVENANTS............................................20
              7.1     Regulatory Approvals....................................20
              7.2     Conveyances.............................................20
              7.3     Further Assurances......................................20
              7.4     Employees...............................................20
              7.5     Confidentiality.........................................22
              7.6     Publicity...............................................24
              7.7     Tax Reporting...........................................24
              7.8     Rental of Personal Trust Space..........................24

ARTICLE 8     CONDITIONS TO OBLIGATIONS OF Colonial...........................24
              8.1     Corporate Approval......................................24
              8.2     Absence of Litigation...................................24
              8.3     Shareholder Approvals...................................25
              8.4     Conditions Performed....................................25
              8.5     Representations.........................................25
              8.6     Documentation...........................................25
              8.7     Governmental Actions and Approvals......................25
              8.8     Fairness Opinion........................................25

ARTICLE 9     CONDITIONS TO OBLIGATIONS OF First State Bank...................26
              9.1     Corporate Approval......................................26
              9.2     Absence of Litigation...................................26
              9.3     Shareholder Approvals...................................26
              9.4     Minimum Value of Corporate Trust Assets.................26
              9.5     Access to Information...................................26
              9.6     Consents of Third Parties...............................26
              9.7     Conditions Performed....................................26
              9.8     Representations.........................................26
              9.9     Documentation...........................................26
              9.10    Governmental Actions and Approvals......................27

ARTICLE 10    THE CLOSING.....................................................27
              10.1    Time and Place of Closing...............................27
              10.2    Payment Due at Closing..................................27
              10.3    Closing Documents to be Delivered or
                      Actions to be Taken by First State Bank.................27
              10.4    Closing Documents to be Delivered or
                      Actions to be Taken by Colonial.........................28
              10.5    Post Closing Adjustments................................29

ARTICLE 11    TRANSFER OF OPERATIONS..........................................30
              11.1    Post Closing Mail.......................................30
              11.2    Taxpayer Information....................................30
              11.3    Receivable Payments.....................................30

ARTICLE 12    TERMINATION.....................................................30
              12.1    Events of Termination...................................30
              12.2    Manner of Termination...................................31
              12.3    Effect of Termination...................................32

ARTICLE 13    INDEMNIFICATION.................................................32
              13.1    Indemnification by Both Parties.........................32
              13.2    Indemnification by First State Bank.....................32
              13.3    Indemnification by Colonial.............................33
              13.4    Procedure for Indemnification...........................33

ARTICLE 14    MISCELLANEOUS...................................................35
              14.1    Survival................................................35
              14.2    Notices.................................................35
              14.3    Taxes; Expenses.........................................36
              14.4    Entire Agreement, Modifications, Waivers, Headings......36
              14.5    Successors and Assigns..................................36
              14.6    Counterparts............................................36
              14.7    Governing Law; Jurisdiction; Venue......................37
              14.8    Time is of the Essence..................................37
              14.9    Attorneys' Fees.........................................37
              14.10   Severability............................................37

ARTICLE 15    DEFINITIONS.....................................................37
              15.1    Certain Terms Defined...................................37
Exhibits

Settlement Statement...........................................................A
Assumption Agreement...........................................................B
General Assignment.............................................................C
Bill of Sale and Assignment....................................................D
Final Settlement Statement.....................................................E
Employment Agreement of John Johnson...........................................F
Employment agreement of Cecil Glovier..........................................G
Noncompetition Agreement of John Johnson.......................................H
Noncompetition Agreement of Cecil Glovier......................................I

                        PURCHASE AND ASSUMPTION AGREEMENT


     This Purchase and Assumption Agreement ("Agreement") is effective as of the December 23, 2003, by and between COLONIAL TRUST COMPANY, an Arizona trust company ("Colonial"), and FIRST STATE BANK, a Texas banking association ("First State Bank") and joined in by Happy Bancshares, Inc., a Texas corporation (the "Company").

                              W I T N E S S E T H :

     WHEREAS, Colonial is a nondepository trust company organized under the laws of the State of Arizona with its principal offices in Phoenix, Arizona;

     WHEREAS, First State Bank is a banking association with trust powers organized under the laws of the State of Texas with its principal offices in Happy, Texas;

     WHEREAS, the Company is a registered bank holding company and owns indirectly all of the outstanding common stock of First State Bank

     WHEREAS, Colonial's operations include two lines of fiduciary activities, corporate trust and personal trust, and its corporate trust operations consist primarily of serving as trustee under various bond indentures for issuers of bonds, primarily churches and other non-profit organizations, as well as serving as trustee of self-directed individual retirement accounts (the "Corporate Trust Business");

     WHEREAS,   Colonial   desires  to  transfer   certain  assets  and  certain
liabilities related to the Corporate Trust Business to First State Bank;

     WHEREAS, First State Bank desires to purchase such assets and assume such liabilities related to the Corporate Trust Business from Colonial on the terms and conditions in this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Colonial and First State Bank hereby agree as follows:

                               ARTICLE 1.........
          TERMS OF PURCHASE AND ASSUMPTION & Transfer of trust business

     1.1 Sale of Corporate Trust Assets. On the terms and subject to the conditions contained in this Agreement, at the Closing (as defined in Section
10.1 of this Agreement), First State Bank shall purchase from Colonial and Colonial shall sell, convey, assign, transfer and deliver to First State Bank all of the rights, title, and interests of Colonial in and to the following assets of Colonial as a going concern, free and clear of all liens, security interests, pledges, encumbrances, adverse claims and demands of every kind, character and description whatsoever including without limitation the following (all of which are collectively referred to herein as the "Corporate Trust Assets"):

        (a) the Accrued Fees (as defined in Section 4.11) related to the Corporate Trust Business through the Closing Date (as defined in Section
        10.1 of this Agreement);

        (b) with the exception of the receivables listed on schedule 1.1(b), the Corporate Trust Receivables (as defined in Section 4.15), including and all of Colonial's right, title and interest in (including collateral relating thereto, if any) receivables maintained, serviced and listed on Colonial's general ledger as receivables of Colonial arising out of the Corporate Trust Business, plus accrued but unpaid interest on the Corporate Trust Receivables through the Closing Date, and any escrow accounts and collateral related to the Corporate Trust Receivables;

        (c) the real property and facilities located at 5336 North 19th Avenue, Phoenix, Arizona including the building and land, together with appurtenant parking, storage and service facilities owned or leased by Colonial (collectively, the "Real Estate");

        (d) the Equipment and Personal Property, (as defined in Section 4.13) owned or used in connection with the operations of the Corporate Trust Business, including, but not limited to, computer hardware, computer software, telephones, and surveillance and security systems;

        (e) all furniture and fixtures existing on the Real Estate owned by Colonial, including, but not limited to, furniture, art work, carpeting, shelving and office supplies;

        (f) all Prepaid Expenses (as defined in Section 4.12) associated with the Corporate Trust Assets that are existing at Closing, such items including but not limited to prepaid rents, real estate taxes, security deposits, maintenance, service and monitoring contracts; and

        (g) all rights under the Contracts (defined in Section 4.7).

     Notwithstanding the foregoing, (a) the Real Estate will be transferred at the Closing to First State Bank subject to such liens, encumbrances, easements, reservations and exceptions as are set forth in the Commitment (as defined in Section 2.2 hereof) and accepted by First State Bank, as set forth in Section
2.2 hereof, and (b) the Equipment and Personal Property will be transferred at the Closing to First State Bank subject to those equipment lease agreements and other similar contracts that are reflected on Section 4.13(a). First State Bank shall succeed to all rights, title, benefits and interests in and to the assets and properties of Colonial to the extent included among the Corporate Trust Assets as of the Closing Date, and shall be entitled to receive all benefits therefrom as if First State Bank had itself originally acquired such Corporate Trust Assets.

     1.2 Assumption of Liabilities. Pursuant to the terms of this Agreement, First State Bank shall assume at the close of business on the Closing Date the following liabilities (as defined in Section 10.4 hereof) (collectively the "Corporate Trust Liabilities"):

        (a) The accrued expenses of Colonial relating to the Corporate Trust Assets, except for taxes described in (c) and (d) below (the "Accrued Expenses"). The Accrued Expenses as of September 30, 2003, are shown on
        Schedule 1.2(a) hereto (the "Schedule of Accrued Expenses"). An updated Schedule of Accrued Expenses containing information current as of the close of business no more than five (5) Business Days prior to the Closing Date shall be delivered to First State Bank by Colonial at the Closing.

        (b) All liabilities and obligations with respect to the Contracts after the Closing Date; provided, however, that First State Bank specifically does not assume any liabilities or obligations under the Contracts, including, without limitation, liabilities or obligations resulting from any actions or omissions by Colonial, that occurred or existed on or prior to the Closing Date.

        (c) All accrued taxes and ad valorem taxes attributable to the Real Estate, provided, such taxes shall be prorated as of the Closing Date based on a 365 day year and reflected on the Settlement Statement.

        (d) All personal property and other taxes assessed in connection with the Corporate Trust Assets, provided, such taxes shall be prorated as of the Closing Date based on a 365 day year and reflected on the Settlement Statement.

        (e) Liabilities under the equipment lease agreements, hardware maintenance agreement and other agreements listed on Schedule 1.2(e). An updated Schedule 1.2(e) containing information current as of the close of business no more than five (5) Business Days prior to the Closing Date shall be delivered to First State Bank by Colonial at Closing.

     With the exception of the liabilities reflected on Schedule 1.2(e), all of the Corporate Trust Liabilities are expressly reflected on the Final Settlement Statement (as defined in Section 10.4 hereof).

     1.3 Liabilities Not Assumed. First State Bank shall not assume or take title to the Corporate Trust Assets subject to, or in any way be liable for, any liabilities or obligations of Colonial (whether or not referred to in any Schedule or Exhibit hereto), except as specifically provided in Section 1.2, it being expressly acknowledged that it is the intention of the parties hereto that all liabilities and obligations that Colonial has or may have in the future (whether accrued, absolute, contingent, unliquidated, or otherwise, whether known to Colonial, and whether due or to become due), other than the Corporate Trust Liabilities, shall be and remain the liabilities and obligations of Colonial.

     1.4 Assignment and Fiduciary Substitution. On the Closing Date, Colonial shall transfer and assign the Corporate Trust Business to First State Bank, without any further action on the part of either First State Bank or Colonial (except as provided for herein) and First State Bank shall, to the full extent provided by Arizona banking laws, be deemed the substitute fiduciary for Colonial on each of Colonial's accounts with respect to its Corporate Trust Business (the "Fiduciary Accounts"). Set forth on Schedule 1.4 are Colonial's
(i) Bond Proceeds Account and Sinking Fund Account, and (ii) aggregate IRA Account balances for all of the IRA Accounts serviced by Colonial's Corporate Trust division, both as of September 30, 2003. An updated Schedule 1.4 containing the foregoing information current as of a date no more than five (5) business days prior to the Closing Date shall be delivered to First State by Colonial at the Closing. At such time on such date and thereafter, First State Bank shall, to the full extent provided by Arizona banking laws, (i) succeed to all right, title, and interest in all property that Colonial holds as fiduciary with respect to the Corporate Trust Business, (ii) be considered the designee fiduciary in all instruments that have heretofore named Colonial as fiduciary with respect to the Corporate Trust Business, and (iii) perform all the duties and obligations and exercise all the powers and authority connected with or incidental to that fiduciary capacity in the same manner as if First State Bank had been originally named or designated fiduciary thereunder, all without the necessity of any instrument of transfer or conveyances. Except for actions taken by Colonial while it acted as fiduciary, Colonial shall have no further duties, responsibilities or liabilities with respect to the Fiduciary Accounts.

     1.5 Situs of Administration of Fiduciary Accounts. Colonial and First State Bank do each hereby acknowledge and state that the substitution of First State Bank for Colonial with respect to the Fiduciary Accounts pursuant to this Agreement will not cause a transfer of the situs of the administration of such Fiduciary Accounts.

     1.6 Release of Fiduciary Duties. On and effective as of the Closing Date, Colonial shall be released from all fiduciary duties related to the Corporate Trust Business and shall cease to act in all such fiduciary capacities with respect to the Corporate Trust Business.

     1.7 Purchase Price of Corporate Trust Assets. The purchase price of the Corporate Trust Assets (the "Purchase Price"), will be an amount equal to the sum of the following as of the close of business on the Closing Date unless otherwise indicated:

        (a) Five Hundred Fifty Thousand Dollars ($550,000) in consideration for goodwill (the "Goodwill Premium") plus

        (b) the aggregate book value of the Corporate Trust Assets (excluding the Real Estate) less the book value of the Corporate Trust Liabilities, as reflected on the Settlement Statement, attached hereto as Exhibit "A" plus

        (c) the value of the Real Estate as determined pursuant to Section 2.1 hereof.

     1.8 Allocation of Purchase Price. The parties agree to determine the allocation of the Purchase Price in accordance with the procedures set forth in
Section 7.7; provided, however, that nothing contained in this Agreement shall require either party or its Affiliates to violate any law, statute, or regulation.

                                   ARTICLE 2
                             REAL ESTATE PROVISIONS

     2.1 Value of Real  Estate.  The value of the Real Estate  (for  purposes of
Section 1.7(a)(iii) above) shall equal $819,000.

     2.2 Title Commitment

        (a) Within five (5) Business Days from the date of this Agreement, Colonial shall deliver to First State Bank (a)-title commitments (including all documents, instruments or agreements evidencing or creating the exceptions referenced in such commitment) (the "Commitment") issued by Stewart Title Insurance Company (the "Title Company") covering the Real Estate, and (b)-recent surveys of the Real Estate (the "Surveys"). The Commitments and Surveys shall reflect that Colonial has good and indefeasible title to the Real Estate, subject only to (i)-any shortages in area, (ii)-taxes for the part of year following the Closing Date and subsequent years and subsequent assessments for prior years due to a change in land usage or ownership,
        (iii)-existing building and zoning ordinances, (iv)-utility easements, and (v)-Permitted Exceptions" (as defined herein). First State Bank shall have until ten (10) Business Days (the "Commitment Review Period") after First State Bank receives the latter of (i) the Surveys, or (ii) the Commitments. If First State Bank has any objections to the Surveys or the Commitment, First State Bank may deliver the objections to Colonial in writing within the Commitment Review Period. Any item to which First State Bank does not object shall be deemed a "Permitted Exception." Items that the Title Company identifies as to be released at closing will be deemed objections by First State Bank. First State Bank's failure to object within the Commitment Review Period shall be a waiver of the right to object. If there are objections by First State Bank, Colonial shall make a good faith attempt to satisfy the objections within ten (10) Business Days after receipt of First State Bank's objection (the "Cure Period"). Zoning ordinances and the lien for current taxes are deemed to be Permitted Exceptions.

        (b) If Colonial cannot satisfy the objections within the Cure Period, Colonial shall deliver a written notice to First State Bank, prior to expiration of the Cure Period, stating whether Colonial is committed to cure the objections at or before Closing. If Colonial does not timely deliver the written notice, or does not commit in the written notice to fully cure all of the objections at or before Closing, then First State Bank may terminate this Agreement by delivering a written notice to Colonial on or before the earlier to occur of: (i) the date which seven
        (7) Business Days after the expiration of the Cure Period; or (ii) the scheduled Closing Date. If First State Bank properly and timely terminates this Agreement, neither party shall have any rights or obligations under this Agreement (except for those which may expressly survive the termination of this Contract). If First State Bank does not properly and timely terminate this Agreement, then First State Bank shall be deemed to have waived any uncured objections and must accept such title as Colonial is able to convey as of Closing.

                                   ARTICLE 3
               REPRESENTATIONS AND WARRANTIES OF First State Bank

     First State Bank and, in those sections where specifically joined by the Company, the Company and First State Bank, jointly and severally, represent, warrant and agree as follows:

     3.1 Organization and Related Matters. First State Bank is a Texas state banking association with trust powers, validly existing in such capacity, and in good standing under the laws of the State of Texas, and it has the requisite corporate power and authority to execute, deliver and perform this Agreement, subject to the receipt of all required regulatory approvals. First State Bank is duly authorized to conduct the business of banking in the State of Texas. First State Bank's deposits are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the extent permitted by applicable law.

     3.2 Authorization. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by First State Bank and the Company have been duly and validly authorized and approved by all requisite corporate action and such authorization is reflected in the minutes of the Board of Directors' meetings. First State Bank shall continuously maintain for a reasonable period of time all components of this written Agreement as official records of First State Bank or any successor thereto. This Agreement is a valid and binding obligation of First State Bank, enforceable in accordance with its terms, except that the enforceability hereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally (including without limitation laws applicable to an institution insured by the FDIC for which a receiver or conservator is appointed whether or not the institution is insolvent) and that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court (or, if applicable, the administrative agency) before which any proceedings therefor may be brought.

     3.3 No Breaches of Statutes or Contracts; Required Consents. First State Bank and the Company hereby represent that the execution and delivery of this Agreement by First State Bank and the Company and the consummation by First State Bank and the Company of the transactions contemplated hereby will not (a) conflict with any of the provisions of the charter, bylaws or other governing instruments of First State Bank or the Company; (b) violate any laws, orders or regulations applicable to First State Bank or the Company; or (c) conflict with or result in a breach of any judgment, order, decree or ruling to which First State Bank or the Company is a party, or by which it or any of its property is bound, or any injunction of any court or governmental authority to which it or any of its property is subject, or any material agreement to which it is a party or by which any of its property is affected.

     3.4 Litigation and Related Matters. There are no administrative or other actions, suits, claims, proceedings or investigations pending, or, to its knowledge, threatened against First State Bank or the Company that might impair the consummation of the transactions contemplated hereby. Neither First State Bank nor the Company is aware of any facts that would reasonably afford a basis for any such action, suit, proceeding, claim or investigation.

     3.5 Consents. Other than the approval of the shareholders of Colonial as described in Sections 8.3 and 9.3, the Texas Department of Banking, the Arizona State Banking Department, and the FDIC, and subject to the expiration of any applicable waiting period, no consent, approval or authorization of any federal or state governmental authority or agency is required for the execution, delivery and performance by First State Bank of this Agreement and the consummation by it of any transactions contemplated hereby.

     3.6 Compliance with Laws and Regulations. First State Bank and the Company have no notice of any violation of, and each is in compliance with, all applicable laws material to the conduct of its business, a violation of which would result in a material adverse change in the overall financial condition of First State Bank or the Company, or adversely affect its ability to perform its agreements under this Agreement and any judgments, orders, writs, injunctions, and decrees of any applicable state or federal authority to which First State Bank or the Company is subject, except for noncompliance which, individually or in the aggregate, does not and will not materially and adversely affect the business, assets, results of operations or condition (financial or otherwise) of First State Bank.

     3.7 Information for Regulatory Approvals. The information furnished or to be furnished by First State Bank in any regulatory application or amendment thereto filed by either First State Bank or Colonial pursuant to Section 7.1 will be true and complete in all material respects as of the date so furnished.

     3.8 No Broker's or Finder's Fees. No Agent, broker, investment banker, or other Person acting on behalf of or under authority of First State Bank or any of its Affiliates is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated by this Agreement. First State Bank shall be solely liable for the payment of any such fees and shall indemnify Colonial with respect to such fees pursuant to ARTICLE 13 of this Agreement.

     3.9 Financial Statements

        (a) The Company has  furnished to Colonial  true and complete  copies of
        (i) the audited consolidated balance sheets of the Company as of December 31, 2002, 2001 and 2000 and the related audited consolidated statements of income, shareholders' equity and cash flows for such fiscal years, all as certified by the Secretary of the Company, (ii) the unaudited consolidated balance sheet of the Company as of September 30, 2003 and the related unaudited consolidated statements of income, shareholders' equity and cash flows for the nine-month period ended September 30, 2003, all as certified by the Secretary of the Company,
        (iii) the Company's Statements of Condition and Reports of Income (the "Call Reports") for the periods ended December 31, 2002 and September 30, 2003 (such balance sheets and the related statements of income, shareholders' equity, cash flows and Call Reports are collectively referred to herein as the "Company Financial Statements").

        (b) The Company Financial Statements fairly present, in all material respects, the financial position of the Company as of the respective dates thereof and the results of operations and changes in financial position of the Company for the periods then ended, in conformity with United States generally accepted accounting practices ("GAAP"), unless otherwise provided by the Instructions to the Call Reports, which instructions represent regulatory accounting principles ("RAP") in which instance such information is presented in conformity with RAP, applied on a basis consistent with prior periods (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and the fact that all such statements do not contain all of the footnote disclosures required by GAAP). The Company Financial Statements do not contain any items of special or nonrecurring income or any other income not carried in the ordinary course of business except as expressly specified therein. The Company Financial Statements do not require any additional disclosure to reflect accurately and fairly the financial condition and results of operations of the Company other than those disclosures covered by the representations and warranties contained in this ARTICLE 3 or disclosed to Colonial in or pursuant to schedules to this Agreement.

                                   ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF Colonial

     Colonial represents, warrants and agrees as follows:

     4.1 Organization and Related Matters. Colonial is a nondepository trust company, duly organized, validly existing, and in good standing under the laws of Arizona, and it has the requisite corporate power and authority to execute, deliver and perform this Agreement. Colonial is duly authorized to conduct trust operations in the State of Arizona and in each other state in which it is necessary to conduct its trust operations.

     4.2 Authorization. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Colonial have been duly and validly authorized and approved by all requisite corporate action. In that connection, this Agreement and the terms and provisions hereof have been approved by an officer of Colonial who was duly authorized by the Board of Directors to enter into such types of transactions and such authorization is reflected in the minutes of the Board of Directors' meetings. Colonial shall continuously maintain for a reasonable period of time all components of this written Agreement as official records of Colonial or any successor thereto. This Agreement is a valid and binding obligation of Colonial, enforceable in accordance with its terms, except that the enforceability hereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors rights generally and that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court (or, if applicable, the administrative agency) before which any proceedings therefor may be brought.

     4.3 No Breaches of Statutes or Agreements; Required Consents. Except as disclosed on Schedule 4.3, the execution and delivery of this Agreement by Colonial and the consummation by Colonial of the transactions contemplated hereby will not (a) conflict with any of the provisions of the charter, bylaws or other governing instruments of Colonial; (b) violate any material laws, orders or regulations applicable to Colonial; (c) conflict with or result in a breach of any judgment, order, decree or ruling to which Colonial is a party, or by which it or any of its property is bound, or any injunction of any court or governmental authority to which it or any of its property is subject, or any material agreement to which it is a party or by which any of its property is affected; or (d) require the affirmative consent or approval of any governmental or nongovernmental third party (other than as expressly contemplated in this Agreement).

     4.4 Fiduciary Accounts. Colonial has properly administered all Fiduciary Accounts and other accounts for which Colonial served as fiduciary with respect to the Corporate Trust Business, including, but not limited to, accounts for which it serves as a trustee, agent, custodian, personal agent, guardian, conservator or investment advisor with respect to the Corporate Trust Business, in accordance with all material terms of the governing documents and applicable state and federal law and regulation and common law. Neither Colonial nor any of its directors, officers or employees, has committed any material breach of trust with respect to any Fiduciary Account, and the accountings for each such Fiduciary Account are true and correct in all material respects and accurately reflect the assets of such Fiduciary Account in all material respects.

     4.5 Litigation and Related Matters. Except as set forth on Schedule 4.5, there are no actions, suits, claims, proceedings or investigations pending or, to the best of Colonial's knowledge, threatened against Colonial that would be reasonably likely to impair the consummation of the transactions contemplated hereby or that affect any of the Corporate Trust Assets or Corporate Trust Liabilities being transferred to First State Bank pursuant to the terms hereof. Colonial is not aware of any facts that would reasonably afford a basis for any such action, suit, proceeding, claim or investigation.

     4.6 Consents. Other than the approval of the shareholders of Colonial as described in Sections 8.3 and 9.3, the Texas Department of Banking, the Arizona State Banking Department, and the FDIC, and subject to the expiration of any applicable waiting period, no consent, approval or authorization of any federal or state governmental authority or agency or any third party or parties is required for the execution, delivery and performance by Colonial of this Agreement and the consummation by it of any transactions contemplated hereby.

     4.7 Contracts with Clients. Attached hereto as Schedule 4.7 (the "Schedule of Contracts") is a true and accurate copy of each form of Indenture, trustee/paying agent/registrar agreement and IRA Simplifier Agreement to which Colonial is a party with respect to its Corporate Trust Business. Colonial has in place an indenture and a trustee/paying agent/registrar agreement in substantially one of the forms attached as Schedule 4.7 and appropriate collateral documents with regard to each of the church bond accounts serviced by its Corporate Trust division and IRA Simplifier Agreement in substantially the form attached as a part of Schedule-4.7 for each IRA account serviced by its
Corporate Trust division. The indentures, trustee/paying agent/registrar agreements and associated collateral agreements and IRA Simplifier Agreements are each a "Contract" for purposes hereof. Unless otherwise set forth on
Schedule 4.7, no consent is required from any third party in order for such Contract to be assigned, assumed or otherwise transferred to First State Bank pursuant to the transactions contemplated by this Agreement. Colonial is in material compliance with the terms and conditions of each Contract and each Contract is in full force and effect, enforceable in accordance with its terms and no breach has occurred with respect to such Contracts. Except as set forth on Schedule 4.5, there are no disputes pending, or to the best of Colonial's knowledge, threatened with respect to any of the Contracts or with any terminated or expired Contract. An updated Schedule of Contracts and Schedule
4.7 containing information current as of the close of business no more than five
(5) Business Days prior to the Closing Date shall be delivered to First State Bank at the Closing and a final Schedule of Contracts and Schedule 4.7 shall be attached to the Final Settlement Statement.

     4.8 Financial Statements

        (a) Colonial has furnished to First State Bank true and complete copies of (i) the audited consolidated balance sheets of Colonial as of March 31, 2003, 2002, and 2001 and the related audited consolidated statements of income, shareholders' equity and cash flows for such fiscal years, all as certified by the Secretary of Colonial, (ii)-the unaudited consolidated balance sheet of Colonial as of September 30, 2003 and the related unaudited consolidated statements of income, shareholders' equity and cash flows for the six-month period ended September 30, 2003, all as certified by the Secretary of Colonial, (such balance sheets and the related statements of income, shareholders' equity, and cash flows are collectively referred to herein as the "Financial Statements").

        (b) The Financial Statements fairly present, in all material respects, the financial position of Colonial as of the respective dates thereof and the results of operations and changes in financial position of Colonial for the periods then ended, in conformity with GAAP applied on a basis consistent with prior periods (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and the fact that all such statements do not contain all of the footnote disclosures required by GAAP) and except as otherwise noted therein, the Financial Statements accurately and fairly reflect in all material respects the transactions of Colonial. The Financial Statements do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein. The Financial Statements do not require any additional disclosure to reflect accurately and fairly the financial condition and results of operations of Colonial other than those disclosures covered by the representations and warranties contained in this ARTICLE 4 or disclosed to First State Bank in or pursuant to schedules to this Agreement.

        (c) In addition to the Financial Statements, Colonial will furnish to First State Bank as soon as they are available, unaudited balance sheets, statements of income, statements of shareholders' equity, and statements of cash flows of Colonial for periods after those covered by the applicable Financial Statements.

     4.9 Internal Controls. Colonial has devised and maintained systems of internal accounting controls sufficient to provide reasonable assurances that
(a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     4.10 Books and Records. All the books and records, including Financial Statements of Colonial related to the Corporate Trust Assets and Corporate Trust Liabilities, are substantially complete and correct, have been maintained in all material respects in accordance with good business practice and all applicable laws, and, in the case of the books of account, have been prepared and maintained in all material respects in accordance with GAAP or RAP. Such books and records accurately and fairly reflect, in all material respects, all transactions, assets, and liabilities of Colonial in connection with its Corporate Trust Business.

     4.11 Accrued Fees. Attached hereto as Schedule 4.11 (the "Schedule of Fees") is a true and accurate schedule of all accrued fees shown on the books of Colonial in connection with the Corporate Trust Business ("Accrued Fees"), including,  but not limited  to,  fees  associated  with IRA  maintenance,  bond printing and trust set-up. An updated Schedule of Fees and Schedule 4.11 containing information current as of the close of business no more than five (5) Business Days prior to the Closing Date shall be delivered to First State Bank by Colonial at the Closing.

     4.12 Prepaid Expenses. Attached hereto as Schedule 4.12 (the "Schedule of Prepaid Expenses) is a true and accurate schedule of all prepaid expenses related to the Corporate Trust Business as shown on the books and records of Colonial prorated on the basis of the period for which each such expense was prepaid (e.g., a 30 day month or a 365 day year). An updated Schedule of Prepaid Expenses and Schedule 4.12 containing information current as of the close of business no more than five (5) Business Days prior to the Closing Date shall be delivered to First State Bank by Colonial at the Closing.

     4.13 Equipment and Personal Property. Attached hereto as Schedule 4.13(a) (the "Schedule of Equipment and Personal Property") is a true and accurate schedule of all furniture, fixtures, equipment, and other tangible Equipment and Personal Property owned by Colonial that is used or is useful in the Corporate Trust Business at the location described in Section 1.1(c) (herein together, the "Equipment and Personal Property"), which schedule describes any security interests therein or other liens thereon and the current value of such Equipment and Personal Property on the books of Colonial. Except as disclosed on Schedule 4.13(b), all Equipment and Personal Property is in good operating condition, ordinary wear and tear excepted, and conform with all material ordinances, regulations, zoning and other laws, whether Federal, state or local. Except as set forth on Schedule 4.13(b), none of Colonial's premises or equipment are in need of maintenance or repairs other than ordinary routine maintenance and repairs that are not material in nature or cost. An updated Schedule 4.13(a) and
Schedule 4.13(b) containing information current as of the close of business no more than five (5) Business Days prior to the Closing Date shall be delivered to First State Bank by Colonial at the Closing.

     4.14 Environmental Compliance. Except as disclosed on Schedule 4.14:

        (a) Colonial is in material compliance with all Environmental Laws (as defined in Section 15.1). Colonial is not aware of, nor has Colonial received notice of, any past, present, or future conditions, events, activities, practices or incidents that may interfere with or prevent the compliance of Colonial with all Environmental Laws.

        (b)  Colonial  has   obtained   all  material   permits,   licenses  and
        authorizations that are required under all Environmental Laws.

        (c) No Hazardous Materials (as defined in Section 15.1) exist on, about or within the Real Estate, nor have any Hazardous Materials previously existed on, about or within or been used, generated, stored, transported, disposed of, on or released from the Real Estate. The use that Colonial makes and intend to make of the Real Estate will not result in the use, generation, storage, transportation, accumulation, disposal or release of any Hazardous Material on, in or from any of the Real Estate.

        (d) Except as set forth on Schedule 4.14(d), there is no action, suit, proceeding, investigation, or inquiry before any court, administrative agency or other governmental authority pending or, to the knowledge of Colonial, threatened against Colonial relating in any way to any Environmental Law. Colonial does not have any liability for remedial action under any Environmental Law. Colonial has not received any written request, or otherwise to the best knowledge of Colonial, for information by any governmental authority with respect to the condition, use or operation of any of the Real Estate nor has Colonial received any written notice, or otherwise to the best knowledge of Colonial, of any kind from any governmental authority or other person with respect to any violation of or claimed or potential liability of any kind under any Environmental Law (including, without limitation, any letter, notice or inquiry from any person or governmental entity informing Colonial that it is or may be liable in any way under CERCLA (as defined in Section 15.1) or requesting information to enable such a determination to be made).

     4.15 Corporate Trust Receivables. Attached hereto as Schedule 4.15 (the "Schedule of Receivables") is a true and accurate schedule of all receivables owned by Colonial in connection with the Corporate Trust Business ("Corporate Trust Receivables"), including, but not limited to, accrued interest receivable on the Corporate Trust Assets, sinking fund receivables, and Corporate Trust IRA institutional maintenance fee receivables. Each receivable set forth on Schedule
4.15 is a valid and binding obligation of the maker thereof enforceable in accordance with its terms, except that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and that the remedy of specific performance and injunctive relief or other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought. Colonial owns each receivable free and clear of all liens, claims and encumbrances. An updated Schedule of Receivables and Schedule 4.15 containing information current as of the close of business no more than five (5) Business Days prior to the Closing Date shall be delivered to First State Bank by Colonial at the Closing.

     4.16 Title to Corporate Trust Assets. Colonial is the lawful owner of and has good and indefeasible title to the Corporate Trust Assets free and clear of all liens, claims, encumbrances and rights of others, except as disclosed on
Schedule 4.16 (the "Schedule of Liens") attached hereto or as set forth immediately below in this Section 4.16 with respect to the Real Estate. Delivery to First State Bank of the instruments of transfer of ownership contemplated by this Agreement will vest good and indefeasible title to the Corporate Trust Assets in First State Bank, free and clear of all liens, claims, encumbrances, and rights of others, except (a) as disclosed on the Schedule of Liens or (b) with respect to the Real Estate, as reflected in the Commitment and accepted by First State Bank, as set forth more completely in Section 2.2 hereof. An updated Schedule of Liens and Schedule 4.16 containing information current as of the close of business no more than five (5) Business Days prior to the Closing Date shall be delivered to First State Bank at the Closing.

     4.17 Compliance with Laws and Regulations. Colonial has no notice of any violation of and to the best of its knowledge is in compliance with all applicable laws and any judgments, orders, writs, injunctions, and decrees of any applicable state or federal authority to which Colonial is subject and which are applicable to the operation of its Corporate Trust Business or any of the Corporate Trust Assets or Corporate Trust Liabilities. Colonial has not received any notice, which has not been dismissed or otherwise disposed of, that Colonial has not so complied. Colonial is not charged or, to the best of Colonial's knowledge, threatened with, or under investigation with respect to, any material violation of any applicable law or any judgment, order, writ, injunction or decree of any applicable state or federal authority to which Colonial is subject relating to any aspect of its Corporate Trust Business. With respect to the information return reporting requirements and the backup withholding requirements as modified by the Omnibus Budget Reconciliation Act of 1989 and the regulations promulgated by the Internal Revenue Service (the "IRS") in support thereof, Colonial (a) has exercised reasonable care, as defined in
Section 6721 through 6724 of the IRC, and the regulations thereunder, with respect to all accounts, (b) has implemented backup withholding as required under Section 3406 of the IRC and the regulations thereunder, and (c) will provide taxpayer identification numbers to First State Bank at the Closing.

     4.18 Information for Regulatory Approvals. The information furnished or to be furnished by Colonial in any regulatory application or amendment thereto filed by either Colonial or First State Bank pursuant to Section 7.1 will be true and complete in all material respects as of the date so furnished.

     4.19 Taxes. All payroll, withholding, property, excise, sales, use and transfer taxes imposed by the United States or by any state, municipality, subdivision or by any other taxing authority relating to the Corporate Trust Assets that are due and payable by Colonial prior to the Closing have been paid in full, or will be so paid prior to the Closing.

     4.20 No Broker's or Finder's Fees. Except for payments that may be due and owing to Bank Advisory Group, LLC, pursuant to that engagement letter, dated October 30, 2003, a copy of which has been provided to First State Bank, no agent, broker, investment banker or other Person acting on behalf of or under authority of Colonial or any of its Affiliates is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated by this Agreement. Colonial shall be solely liable for the payment of any such fees and shall indemnify First State Bank with respect to such fees pursuant to ARTICLE 13 of this Agreement.

     4.21 Insurance on Corporate Trust Business. Set forth on Schedule 4.21 (the "Schedule of Insurance Policies") is a list of all policies of fire, liability, casualty, fidelity, blanket bond, and other insurance owned or held by Colonial which are related to the Corporate Trust Business. Such policies are in full force and effect as of the date of this Agreement. Colonial has no knowledge of any fact, event, or condition which would render any of such policies void or voidable or subject any of such policies to cancellation or termination. Colonial has given timely notice to the appropriate insurance carrier of all pending or threatened claims against it that are insured where such notice is required under such policies.

     4.22 Full Disclosure. No representations or warranty contained in this Agreement contains any untrue statement. Colonial is not aware of any information that it believes, in good faith, may be material to a prospective purchaser of the Corporate Trust Assets and Corporate Trust Liabilities that has not been disclosed pursuant to this Agreement. The representations and warranties contained in this ARTICLE 4 or elsewhere in this Agreement or any documents delivered pursuant hereto shall not be affected or deemed waived by reason of the fact that any employee, agent or representative of First State Bank knew or should have known that any such representation or warranty is or might be inaccurate in any respect.

                                   ARTICLE 5
                          COVENANTS OF First State Bank

     First State Bank hereby covenants and agrees as follows, which covenants and agreements will remain in effect subsequent to the Closing:

     5.1 Performance of Liabilities. First State Bank agrees to, from and after the Closing Date, pay, honor, discharge and perform all of the Corporate Trust Liabilities, as specifically set forth in Section 1.2 hereof.

     5.2 Access to Transferred Records. For seven (7) years following the Closing Date, First State Bank shall, to the extent not inconsistent with law applicable to First State Bank, provide such copies of the records transferred to First State Bank by Colonial as Colonial shall reasonably request, provided that all usual and customary costs incurred in connection with requests by Colonial for such records shall be borne and paid by Colonial.

     5.3 Conditions to Closing. First State Bank shall use its Best Efforts to satisfy by the Closing Date all of the conditions to the obligations of First State Bank hereunder within First State Bank's direct or indirect control. First State Bank shall use its Best Efforts to take all steps necessary , including obtaining all consents of third parties required, to assign the Contracts to First State Bank; provided, however, that First State Bank shall not be obligated to pay any compensation, fee or other amount or expense in order to obtain such consent.

     5.4 Untrue Representations. First State Bank shall promptly notify Colonial in writing if First State Bank becomes aware of any fact or condition that makes untrue, or shows to have been untrue, in any material respect, any representation or warranty made in this Agreement or that results in First State Bank's failure to comply with any covenant, condition or agreement contained in this Agreement.

     5.5 Litigation and Claims. First State Bank shall promptly notify Colonial of any legal action, suit or proceeding or judicial, administrative or governmental investigation pending or threatened against First State Bank that questions or might question the validity of this Agreement or any actions taken by First State Bank pursuant hereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby.

     5.6 Furnishing Information. First State Bank shall provide all information, financial statements and documentation as Colonial shall reasonably request in connection with the transactions contemplated by this Agreement.

                                   ARTICLE 6
                              COVENANTS OF Colonial

     During the period from the date hereof to the Closing Date, Colonial hereby covenants and agrees as follows:

     6.1 Preservation of Business. Colonial shall use its Best Efforts to preserve intact its Corporate Trust Business, to keep available the services of the present officers and employees of its Corporate Trust Business and to preserve the present relationships of Colonial with all corporate trust customers and with all entities having business dealings with Colonial through its Corporate Trust Business segment, and Colonial shall promptly notify First State Bank of any material changes in personnel or customer relations related to its Corporate Trust Business.

     6.2 Operations in Ordinary Course.

        (a) Except as otherwise provided in this Agreement, without the prior written consent of First State Bank, Colonial shall not engage in any transaction related to its Corporate Trust Business, except in the ordinary course of Colonial's business consistent with past practices, and shall not take any action that would materially and adversely affect the Corporate Trust Assets or the Corporate Trust Liabilities to be acquired and assumed hereunder.

        (b) Colonial further covenants that it shall, except with the prior written consent of First State Bank, from the date hereof through the Closing Date:

           (i) maintain its books of accounts and records with respect to the Corporate Trust Assets and Corporate Trust Liabilities in the usual, regular and ordinary manner;

           (ii) duly maintain compliance with all laws, regulatory requirements and agreements to which it is subject or by which it is bound with respect to the Corporate Trust Assets, the Corporate Trust Liabilities and its Corporate Trust Business;

           (iii) maintain any insurance related to the conduct of its Corporate Trust Business, in such amounts and of such kinds as are maintained as of the date of this Agreement;

           (iv) not create or suffer to exist any lien, claim or encumbrance on any of the Corporate Trust Assets except for those otherwise permitted under this Agreement.

     6.3 Operations of the Corporate Trust Business. Colonial shall operate its Corporate Trust Business in substantially the same manner and consistent with current practices.

     6.4 Contracts. Colonial shall not enter into any material Contract or agreement with respect to its Corporate Trust Business, the Corporate Trust Assets or the Corporate Trust Liabilities without the prior consent of First State Bank (which consent will not be unreasonably withheld or delayed), except for agreements in the ordinary course of Colonial's business consistent with past practice.

     6.5 Shareholders' Meeting. Colonial, acting through its Board of Directors, shall, in accordance with applicable law:

        (a) Duly call, give notice of, convene and hold a meeting of its shareholders (the "Shareholders' Meeting") as soon as reasonably practicable for the purposes of approving and adopting this Purchase and Assumption Agreement and the transactions contemplated hereby;

        (b) Require no greater than the minimum vote of the outstanding shares of Colonial common stock required by applicable Arizona law in order to approve this Agreement and the transactions contemplated hereby;

        (c) Subject to its fiduciary duties to the shareholders of Colonial, include in the Proxy Statement (defined in (d) below) the recommendation of its Board of Directors that the shareholders of Colonial vote in favor of the approval and adoption of the this Agreement and the transactions contemplated hereby; and

        (d) Cause the Proxy Statement to be mailed to the shareholders of Colonial as soon as practicable, and use its best efforts to obtain the approval and adoption of this Agreement and the transactions contemplated hereby by shareholders of Colonial at the Shareholders' Meeting. The letter to shareholders, notice of meeting, proxy statement and form of proxy to be distributed to shareholders in connection with this Agreement and the transactions contemplated hereby shall be in form and substance reasonably satisfactory to First State Bank and are collectively referred to herein as the "Proxy Statement."

     6.6 Conditions to Closing. Colonial shall use its Best Efforts to satisfy by the Closing Date all of the conditions to the obligations of Colonial hereunder within Colonial's direct or indirect control. Colonial shall promptly file all necessary applications to obtain any necessary governmental or regulatory approvals for the transactions described in this Agreement, shall promptly respond to all requests for additional information requested in connection with such applications, and shall use its Best Efforts to obtain such approvals in a timely manner. Colonial shall use its Best Efforts to obtain all consents of third parties required to assign the Contracts.

     6.7 Furnishing Information. Colonial shall promptly furnish to First State Bank, within ten (10) Business Days after First State Bank's request, all information concerning Colonial required to be included in any application or filing to be made by First State Bank to or filed by First State Bank with any governmental body in connection with the transactions contemplated by this Agreement, or in connection with any related transactions during the pendency of this Agreement, and Colonial represents and warrants that, to the best of its knowledge, all information so furnished for such statements and applications shall be true and correct. Colonial shall otherwise fully cooperate with First State Bank in the filing of any applications or other documents necessary to consummate the transactions contemplated by this Agreement.

     6.8 Records. Colonial agrees to deliver all files, records, documents, computer records and instruments relating to the Corporate Trust Assets (including without limitation original trust indentures, deeds of trust and/or mortgages relating to notes evidencing the Corporate Trust Receivables and manuals and maintenance records for the Equipment and Personal Property) and Corporate Trust Liabilities (including those reasonably necessary to comply with all applicable laws, regulations, rules and business practices with respect to the Corporate Trust Receivables) (collectively, the "Records") to First State Bank on the Closing Date after the close of business.

     6.9 Environmental Investigation; Right to Terminate Agreement.

        (a) First State Bank and its consultants, agents and representatives, at the sole cost and expense of First State Bank, shall have the right to the same extent that Colonial has such right, but not the obligation or responsibility, to inspect the Real Estate, including, without limitation, conducting asbestos surveys and sampling, environmental assessments and investigation, and other environmental surveys and analyses including soil and ground sampling ("Environmental Inspections") at any time on or prior to February 5, 2004. First State Bank shall notify Colonial prior to any physical inspections of the Real Estate, and Colonial shall have the right to (i) approve such investigations and inspections (which approval shall not be unreasonably withheld) and (ii) place reasonable restrictions on the time of such inspections. If, as a result of any such Environmental Inspection, further investigation ("secondary investigation") including, without limitation, test borings, soil, water and other sampling is deemed desirable by First State Bank, First State Bank shall (i) notify Colonial that it intends to conduct such a secondary investigation and the reasons for such secondary investigation, and (ii) at the sole cost and expense of First State Bank, commence such secondary investigation, on or prior to February 26, 2004. First State Bank shall give reasonable notice to Colonial of such secondary investigations, and Colonial shall have the right to (i) approve such secondary investigations and inspections (which approval shall not be unreasonably withheld) and (ii) place reasonable time and place restrictions on such secondary investigations.

        (b) Colonial agrees to indemnify and hold harmless First State Bank for any claims for damage to property, or injury or death to persons, made as a result of any Environmental Inspection or secondary investigation conducted by First State Bank or its agents, which damage or injury is attributable to the negligent actions of Colonial or its agents. First State Bank agrees to indemnify and hold harmless Colonial for any claims for damage to property, or injury or death to persons, attributable to the negligent actions of First State Bank or its agents in performing any Environmental Inspection or secondary investigation except to the extent caused in whole or in part by the negligence of Colonial. First State Bank shall not have any liability or responsibility of any nature whatsoever for the results, conclusions or other findings related to any Environmental Inspection, secondary investigation or other environmental survey. If this Agreement is terminated, then except as otherwise required by law, reports to any governmental authority of the results of any Environmental Inspection, secondary investigation or other environmental survey shall not be made by First State Bank. First State Bank shall make no such report prior to Closing unless required to do so by law, and in such case will give Colonial reasonable notice of First State Bank's intentions.

        (c) First State Bank shall have the right to terminate this Agreement if
        (i) the factual substance of any warranty or representation set forth in
        Section 4.14 is not materially true and accurate; (ii) the results of such Environmental Inspection, secondary investigation or other environmental survey are in good faith disapproved by First State Bank because the environmental inspection, secondary investigation or other environmental survey identifies material violations or potential violations of Environmental Laws; (iii) Colonial has refused to allow First State Bank to conduct an Environmental Inspection or secondary investigation in a manner that First State Bank reasonably considers necessary; (iv) the Environmental Inspection, secondary investigation or other environmental survey identifies any past or present event, condition or circumstance that would or potentially would require substantial remedial or cleanup action or result in a Material Adverse Change; (v) the Environmental Inspection, secondary investigation or other environmental survey identifies the presence of any underground or above ground storage tank in, on or under any Real Estate that is not shown to be in compliance with all Environmental Laws applicable to the tank either now or at a future time certain, or that has had a release of petroleum or some other Hazardous Material that has not been cleaned up to the satisfaction of the relevant governmental authority or any other party with a legal right to compel cleanup; or (vi) the Environmental Inspection, secondary investigation or other environmental survey identifies the presence of any asbestos-containing material in, on or under any Property, the removal of which would result in a Material Adverse Change. On or prior to March 11, 2004, First State Bank shall advise Colonial in writing as to whether First State Bank intends to terminate this Agreement because of any of the matters described in this Section 6.9(c), subparts (i), (ii), (iii), (iv), (v) or (vi) above. Colonial shall have the opportunity to correct any objected to violations or conditions to First State Bank's reasonable satisfaction prior to March 25, 2004. In the event that Colonial fails to demonstrate satisfactory correction of the violations or conditions to First State Bank in the sole discretion of First State Bank may terminate the Agreement by providing written notice to Colonial at any time before April 1, 2004. In the event that this Agreement is terminated in accordance with this Section 6.9, First State Bank shall provide Colonial with a copy of all inspection reports and surveys upon which First State Bank has relied to terminate this Agreement.

        (d) Colonial agrees to make available to First State Bank and its consultants, agents and representatives all documents and other material relating to environmental conditions of the Real Estate including, without limitation, the results of other environmental inspections and surveys in its possession. Colonial also agrees that all engineers and consultants who prepared or furnished such reports may discuss such reports and information with First State Bank and shall be entitled to certify the same in favor of First State Bank and its consultants, agents and representatives and make all other data available to First State Bank and its consultants, agents and representatives.

     6.10 Real Estate

        (a) Colonial shall not lease or sublease any part of the Real Estate without First State Bank's prior written consent (which consent may be withheld in First State Bank's sole discretion).

        (b) Colonial shall, within thirty (30) days after the date of this Agreement, notify all merchant associations or similar entities related to or affecting the Real Estate, of the anticipated sale of the Real Estate, and request that such parties cooperate with First State Bank and Colonial with respect to the execution of any necessary consents, the replacement of signage and with respect to all other matters necessary or desirable to facilitate such assignments and assumptions or such sale.

        (c) Colonial shall, in a timely manner, that will allow Colonial to deliver the title reports described in Section 2.2 hereof obtain and cause recordation of any documents required by the title company to issue the policies of title insurance referred to in Section 10.4), other than the documents of conveyance, transfer and assignment described in Section 10.4.

     6.11 No Negotiation with Others

        (a) Colonial shall not (i) solicit, initiate, participate in discussions or negotiations of, or encourage or take any other action to facilitate (including by way of the disclosing or furnishing of any information that it is not legally obligated to disclose or furnish) any inquiry or the making of any proposal relating to any Alternative Proposal (as defined below) with respect to the Corporate Trust Assets, or (ii) enter into any agreement, arrangement or understanding (whether written or oral) regarding any proposal or transaction providing for or requiring it to abandon, terminate or fail to consummate this Agreement, under any of the instances described in this Section 6.11. Colonial immediately shall instruct and otherwise use its reasonable best efforts to cause its directors, officers, employees, agents, advisors (including, without limitation, any investment banker, attorney or accountant retained by it or any of its subsidiaries), consultants and other representatives to comply with such prohibitions. Notwithstanding the foregoing, Colonial may provide information at the request of or enter into discussions or negotiations with a third party with respect to an Alternative Proposal or provide a recommendation to its shareholders regarding an Alternative Proposal if the Board of Directors of Colonial determines in good faith (following consultation with outside counsel) that the failure to do so is, or would be reasonably likely to be, inconsistent with its fiduciary duties under applicable law. Colonial shall promptly notify First State Bank orally and in writing in the event it receives any such inquiry or proposal and shall provide reasonable detail of all relevant facts relating to such inquiries. This Section 6.11 shall not prohibit accurate disclosure by Colonial in any document (including the Proxy Statement) or other disclosure under applicable law if in the opinion of the Board of Directors of Colonial, disclosure is appropriate under applicable law.

        (b) "Alternative Proposal" shall, with respect to Colonial, mean any of the following (other than the transaction contemplated by this Agreement): (i) a merger or consolidation or any similar transaction of any company with Colonial, (ii) a purchase, lease or other acquisition of a material portion of the Corporate Trust Assets of Colonial, (iii) a purchase or other acquisition of "beneficial ownership" by any "person" or "group" (as such terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (including by way of merger, consolidation, share exchange or otherwise) which would cause such person or group to become the beneficial owner of securities representing 25% or more of the voting power of Colonial or (iv) a tender or exchange offer to acquire securities representing 25% or more of the voting power of Colonial.

                                   ARTICLE 7
                              RECIPROCAL COVENANTS

     7.1 Regulatory Approvals. Colonial and First State Bank shall cooperate in preparing, submitting, filing, and publishing (as applicable), and shall file as expeditiously as possible, all applications, notification and report forms, and notices as may be required by applicable law, with respect to the transactions contemplated by this Agreement, including, without limitation, those of any applicable state or federal regulatory agency, and will use their Best Efforts to obtain such approvals and accomplish such actions as expeditiously as possible. In the event that any information included or to be included in any application, notification and report form, or other notice becomes inaccurate, the party to whom the inaccurate information relates shall be obligated to provide, as soon as practicable, such additional information as may be necessary to correct the inaccurate information. Each party shall have the obligation to notify the other party of any indication it receives from any regulatory or governmental authority that it is unlikely that such authority will approve the transactions contemplated by this Agreement. The party that receives or should receive such notice may terminate this Agreement if it reasonably believes that final approval by such regulatory or governmental authority is unlikely.

     7.2 Conveyances. Each party shall execute and deliver to the other party all such bills of sale and other documents or instruments of conveyance, transfer or assignment, and all such instruments of assumption as are necessary or appropriate to vest in First State Bank full and complete title to all the Corporate Trust Assets and to subject First State Bank to responsibility for the Corporate Trust Liabilities assumed hereunder as of the Closing. All of such documents and instruments will be in form and substance reasonably satisfactory to the parties.

     7.3 Further Assurances. Each party hereto shall do all things reasonably necessary or desirable and within its control to effect the consummation of the transactions contemplated hereby, and at any time, and from time to time, after the Closing Date shall, upon the request of the other, do or cause to be done such further acts and execute, acknowledge and deliver all such further documents, instruments, assignments, transfers, conveyances, powers of attorney and assurances as may be necessary or reasonably desirable to vest in First State Bank the Corporate Trust Assets intended to be sold, transferred and assigned, and to evidence First State Bank's assumption of the Corporate Trust Liabilities pursuant to the provisions of this Agreement.

     7.4 Employees

        (a) This Agreement is intended to result solely in the transfer of the Corporate Trust Assets and Corporate Trust Liabilities in connection with the Corporate Trust Business to First State Bank, all in accordance with the terms of this Agreement. Except as provided in Section 7.4(b), no transfer of employment of any employee, representative or agent of Colonial employed in connection with the Corporate Trust Business or otherwise is intended by the parties. Colonial shall remain solely responsible for its employees, representatives and agents, and agrees to indemnify First State Bank against any and all claims, losses, costs and damages of any nature whatsoever, including, without limitation, court costs, costs of investigation, and attorney's fees, arising out of any claims made by such employees, representatives or agents against First State Bank, relating in any way to their employment by, or service to, Colonial or their termination by Colonial or the accuracy of the list of employees provided to First State Bank. Colonial will file (or cause to be filed) W-2s for its employees for that part of the tax year up to and including the Closing Date. First State Bank will file W-2s for employees of Colonial who become employees of First State Bank for that part of the tax year following the Closing.

        (b) Attached as Schedule 7.4(b) is a list of those employees associated with its Corporate Trust Business (the "Corporate Trust Employees"). Subject to credit checks, First State Bank agrees to offer employment to all current full-time and part-time Corporate Trust Employees of Colonial, and agrees to offer to pay all such employees who accept employment offers from First State Bank, on and after the date of Closing at a base salary comparable to that presently received by such employees and, for purposes of First State Bank's employee benefit plans, to recognize their length of service while employed by Colonial for all purposes, including eligibility of employees for benefits and the determination of benefits to be paid to such individuals as employees of First State Bank to the extent permitted by First State Bank's employee benefit plans and applicable law and regulation, and except as specifically provided for in Section 7.4(e).

        (c) First State Bank is not hereby, and at no time hereafter will be, adopting, accepting, or assuming any employee benefit plan of Colonial relating to any of its employees or any other Agreement, trust, plan, fund, or other arrangement of Colonial that provides for employee benefits or perquisites (collectively, "Employment Arrangements"), and First State Bank shall have no liability or obligation whatsoever under any Employment Arrangement to Colonial or to any employees of Colonial, whether or not any of such employees become employees of First State Bank. Except as provided in Section 7.4(b) with respect to eligibility for and determination of benefits under First State Bank's employee benefit plans for employees of Colonial who accept offers of employment by First State Bank at the time of the Closing, First State Bank is not obligated to replace any of the Employment Arrangements for any employees of Colonial who become employees of First State Bank.

        (d) Prior to the Closing, First State Bank and Colonial shall coordinate all communications of employment offers to the Corporate Trust Employees; provided, however, that this paragraph shall not be construed to require First State Bank and Colonial to act jointly at any time or to allow Colonial any right to make any employment offers on behalf of First State Bank or act as First State Bank's agent in any respect. Colonial shall permit First State Bank at reasonable times prior to the Closing to meet with the Corporate Trust Employees, and shall, at First State Bank's request, permit First State Bank to hold and require such employees to attend training sessions at reasonable times and places so that First State Bank can prepare the employees to conduct business on behalf of First State Bank immediately after the Closing.

        (e) At the Closing, Colonial shall terminate its employment of each of the full-time and part time Corporate Trust Employees on the Closing Date. Except as otherwise provided herein, First State Bank's offers of employment pursuant to Section 7.4(b) shall be on an "at-will" basis, and First State Bank shall have no obligation to continue employment and may at its option terminate employment at any time, with or without reason. Except as may be otherwise provided in this Section 7.4, First State Bank shall not be obligated to make any contribution to any plan or program on behalf of any of such employees, or to otherwise provide any compensation or benefits to any of such employees, with respect to any period prior to the Closing. It is further provided that in no way shall First State Bank be liable for any claims of any of the Corporate Trust Employees which any of them may have against Colonial, and Colonial agrees to indemnify First State Bank and hold First State Bank harmless from and against any such claim. Colonial shall be responsible for payments for accrued vacation not taken by an employee prior to the Closing Date (which payments shall be made with in ten (10) days after the Closing Date or earlier, if required by law) and for the timely payment of all wages, salaries, bonuses, if any, and other compensation with respect to services completed on or prior to the Closing Date.

        (f) Nothing in this Section 7.4 is intended, nor shall it be construed, to confer any rights or benefits upon any Person other than First State Bank and Colonial.

        (g) Notwithstanding the above, First State Bank agrees that Colonial shall have reasonable access to John K. Johnson, Cecil Glovier and such other employees after closing, at no cost to Colonial, as reasonably necessary to assist in matters incident to the wrapping up of Colonial's business affairs, dissolution and liquidation. Colonial agrees to indemnify First State Bank, pursuant to the provisions of ARTICLE 13, for any Loss (as defined in Section 13.1 hereof) resulting from acts or omissions by any employee of First State Bank assisting Colonial in matters incident to the wrapping up of Colonial's business affairs, dissolution and liquidation. Furthermore, all of Colonial's corporate records, shareholders' records and the "shareholder software" shall be maintained on computer hardware purchased by First State Bank pursuant to this Agreement for a period of time as needed by Colonial and Colonial shall have access to same at all reasonable times. All post-closing communications and distributions to Colonial's shareholders shall be accomplished by use of such employees and through the use of the hardware and equipment purchased by First State Bank. Colonial shall provide the paper and checks and shall pay the cost of postage regarding all such communications. As reasonably necessary, Colonial may copy from the hardware any and all Colonial's corporate records, shareholder records and shareholder software, subject to applicable licensing restrictions.

     7.5 Confidentiality

        (a) First State Bank agrees that all "Confidential Information" (as defined below) shall be kept confidential by First State Bank as required by this Section 7.4(g) until the Closing and if this Agreement is terminated, for a period of three (3) years following its termination; provided, however, that (i) any of such Confidential Information may be disclosed to such directors, officers, employees, potential investors and authorized representatives of First State Bank or its Affiliates (collectively, for purposes of this Section 7.4(g), "First State Bank Representatives") as need to know such information for the purpose of evaluating the transactions contemplated hereby (it being understood that such First State Bank Representatives shall be informed by First State Bank of the confidential nature of such information and shall be required to treat such information confidentially), (ii) any disclosure of Confidential Information may be made to the extent to which Colonial consents, (iii) Confidential Information may be disclosed by First State Bank or any First State Bank Representatives to the extent that, in the opinion of counsel to First State Bank, First State Bank or such First State Bank Representative is legally compelled to do so, provided that, prior to making such disclosure, First State Bank or such First State Bank Representative, as the case may be, consults with Colonial regarding such disclosure and provided further that no such disclosure shall be made if Colonial seeks to obtain a protective order or other appropriate remedy to prevent disclosure (in which event no such disclosure shall be made until such action is disposed of adversely) and provided further that First State Bank or such First State Bank Representative, as the case may be, disclose only that portion of the Confidential Information as is legally required, and (iv) any of such Confidential Information may be disclosed to any governmental authority or other Person in connection with any notices, applications, or requests submitted thereto. First State Bank agrees that none of the Confidential Information will be used for any purpose other than in connection with the transactions contemplated hereby. The term "Confidential Information," as used herein, means all information obtained by or on behalf of First State Bank from Colonial or its representatives pursuant to this Agreement, other than information which
        (i) was or becomes generally available to the public as a result of the filing of an application or application(s) for approval of a governmental authority for the transactions contemplated by this Agreement or by means other than as a result of disclosure by First State Bank or any First State Bank Representative or, after the Closing Date, by Colonial or its Affiliates, (ii) was or becomes available to First State Bank on a nonconfidential basis prior to the disclosure to First State Bank by Colonial or its representatives, or (iii) was or becomes available to First State Bank from a source other than Colonial and its representatives, provided that the source is not known by First State Bank to be bound by a confidentiality agreement with Colonial.

        (b) If this Agreement is terminated, First State Bank shall promptly return all Confidential Information to Colonial without retaining any copies thereof, provided that such portion of the Confidential
        Information as consists of notes, compilations, analyses, reports, or other documents prepared by First State Bank or First State Bank's Representatives shall be destroyed.

        (c) Notwithstanding anything to the contrary in the foregoing provisions of this Section 7.5 or elsewhere in this Agreement, any party hereto (and any employee, representative or other agent of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to any party relating to such tax treatment and tax structure; provided, however,, that any such information and materials shall be kept confidential to the extent necessary to comply with any applicable securities laws. For purposes of the preceding sentence, the tax treatment and tax structure of the transactions contemplated by this Agreement shall not be deemed to include the identity of the parties, or the location of the Corporate Trust Assets. The foregoing authorization of disclosure is retroactively effective immediately upon commencement of the first discussions among the parties (or their agents) regarding the transactions contemplated hereby, and the parties state and affirm that this tax disclosure authorization has been given on a date which is no later than 30 days from the first day that any part (or any employee, representative, or other agent of such party) first made or provided a statement as to the potential federal income tax consequences that may result from the transactions contemplated hereby.

     7.6 Publicity. Until consummation of the Closing, Colonial and First State Bank shall coordinate with each other in advance as to the content of any communication intended for dissemination to the public and to their respective employees and to the form and content of any application made to any regulatory authority, or similar agency, which relates to the transactions contemplated hereby. Except for such notices as required by law, neither party shall disseminate any such communication without the prior approval of the other, which approval shall not be unreasonably withheld or delayed.

     7.7 Tax Reporting. The Purchase Price shall be allocated among the Corporate Trust Assets as reasonably determined by the parties and as set forth on Schedule 7.7 hereto. Colonial and First State Bank agree that any reporting of the Purchase Price or the allocation thereof on IRS Form 8594 under Internal Revenue Code Section 1060 and on any other federal or state tax filing shall be consistent with the Final Settlement Statement (as defined herein).

     7.8 Rental of Personal Trust Space. Colonial, its successor, or any party who purchases Colonial's personal trust business shall have the right to continue to occupy the present space used for Colonial's personal trust business, being approximately 2,500 square feet located at the Real Estate for a period not to exceed one (1) year after the Closing Date pursuant to a lease agreement on terms and rental rates acceptable to First State Bank and Colonial or its successor or any party who purchases Colonial's personal trust business and failing such agreement at the following rates: the first two months at a monthly rental of $3,125, the next two months at a monthly rental rate of $3,750, the fifth and six months at a monthly rental rate of $4,375.00, the seventh and eighth months at a monthly rental rate of $5,000, the ninth and tenth months at a monthly rental rate of $5,625, and the eleventh and twelfth months at a monthly rental rate of $6,250.

                                   ARTICLE 8
                      CONDITIONS TO OBLIGATIONS OF Colonial

     The obligations of Colonial hereunder are subject to the satisfaction on or before the Closing Date of the following conditions:

     8.1 Corporate Approval. The execution, delivery and performance of this Agreement shall have been duly authorized by all necessary corporate action of First State Bank.

     8.2 Absence of Litigation. No action or proceeding shall have been instituted or threatened on or before the Closing Date pertaining to the transactions contemplated hereby which, in the reasonable opinion of Colonial, would materially and adversely affect the transactions contemplated herein.

     8.3 Shareholder Approvals. At least the minimum amount required by Arizona law of outstanding shares of Colonial common stock entitled to vote shall have approved this Agreement and the transactions described herein in accordance with applicable Arizona law.

     8.4 Conditions Performed. All the terms, covenants and conditions of this Agreement to be complied with and performed by First State Bank on or before the Closing Date shall have been duly complied with and performed in all material respects, or Colonial shall have waived such compliance or performance, and all documents to be delivered or actions to be taken by First State Bank pursuant to
Section 10.3 shall have been delivered or performed in all material respects.

     8.5 Representations. All of the representations and warranties made by First State Bank herein shall be true and correct in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date.

     8.6 Documentation. The form and substance of all instruments of transfer and other documents required to be delivered pursuant to this Agreement by First State Bank shall be reasonably acceptable in all respects to Colonial.

     8.7  Governmental  Actions and Approvals.  Neither the Texas  Department of
Banking, the Arizona State Banking Department, the FDIC, the Department of Justice nor any other agency of the United States or the States of Texas or Arizona shall have issued any order or taken or threatened to take any action which would or could have the effect of preventing the consummation of the transactions contemplated by this Agreement or asserting any liability as a result of such transactions. To the extent required by applicable law or regulation, the Texas Department of Banking, the FDIC, the Arizona State Banking Department and/or any such other state or federal agencies whose approval of the transactions contemplated by this Agreement is so required, shall have approved or authorized all of the transactions contemplated by this Agreement and all applicable waiting periods following such approvals shall have expired. Any such approval required to be obtained by Colonial or First State Bank shall have been granted without the imposition of conditions that are deemed by the affected party to be materially burdensome. No court, governmental agency, or other authority shall have instituted any action or proceeding or issued any order, decree or judgment to set aside, restrain, enjoin, or prohibit the transactions contemplated by this Agreement or to assert any material liability in connection herewith, and in the reasonable opinion of Colonial and First State Bank no such action, proceeding, order, decree, or judgment shall be imminent.

     8.8 Fairness Opinion. Colonial shall have received, on or before January 31, 2004, the opinion of The Bank Advisory Group that the purchase of assets and assumptions of liabilities described in this Agreement is fair to Colonial and its shareholders from a financial point of view.

                                   ARTICLE 9
                  CONDITIONS TO OBLIGATIONS OF First State Bank

     The   obligations  of  First  State  Bank  hereunder  are  subject  to  the satisfaction on or before the Closing Date of the following conditions:

     9.1 Corporate Approval. The execution delivery and performance of this Agreement shall have been duly authorized and approved by all necessary corporate action of Colonial.

     9.2 Absence of Litigation. No action or proceeding shall have been instituted or threatened on or before the Closing pertaining to the transactions contemplated hereby which, in the reasonable opinion of First State Bank, would materially and adversely affect the transactions contemplated herein.

     9.3 Shareholder Approvals. The holders of the Colonial Stock entitled to vote shall have approved this Agreement and the transaction described herein in accordance with applicable Arizona law.

     9.4 Minimum Value of Corporate Trust Assets. As of September 30, 2003, the book value of the Corporate Trust Assets (excluding the value of the Real Estate) was $941,152.85, computed in accordance with GAAP. At the Closing, the book value of the Corporate Trust Assets (excluding the value of the Real Estate) shall be not less than $600,000, computed in accordance with GAAP.

     9.5 Access to Information. Colonial shall have permitted First State Bank and its authorized representatives and agents to have reasonable access, after the date of execution hereof, to those properties, assets, records and employees of Colonial in the manner set forth herein.

     9.6 Consents of Third Parties. Colonial shall have obtained all consents of third parties, in form and substance reasonably satisfactory to First State Bank, necessary to transfer to First State Bank the Corporate Trust Assets and the Corporate Trust Liabilities and shall provide a copy of all such consents to First State Bank.

     9.7 Conditions Performed. All the terms, covenants and conditions of this Agreement to be complied with and performed by Colonial on or before the Closing shall have been duly complied with in all material respects, or First State Bank shall have waived such compliance or performance, and all documents to be delivered or actions to be taken by Colonial pursuant to Sections 10.2 and 10.4 shall have been delivered or performed in all material respects.

     9.8 Representations. All the representations and warranties made by Colonial herein shall be true and correct in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date, except that representations and warranties made regarding the updated Schedules shall be true and correct in all material respects as of the Closing Date.

     9.9 Documentation. The form and substance of all instruments of assumption and other documents delivered pursuant to this Agreement by Colonial shall be reasonably satisfactory in all respects to First State Bank. Colonial shall have delivered to First State Bank updated Schedules as required pursuant to this Agreement.

     9.10 Governmental Actions and Approvals. Neither the Texas Department of Banking, the Arizona State Banking Department, the FDIC, the Department of Justice nor any other agency of the United States or the States of Texas or Arizona shall have issued any order or taken or threatened to take any action which would or could have the effect of preventing the consummation of the transactions contemplated by this Agreement or asserting any liability as a result of such transactions. To the extent required by applicable law or regulation, the Texas Department of Banking, the FDIC, the Arizona State Banking Department and/or any such other state or federal agencies whose approval of the transactions contemplated by this Agreement is so required, shall have approved or authorized all of the transactions contemplated by this Agreement, which approvals shall confirm the ability to deposit trust funds generated from operations in Arizona with First State Bank in Texas and the insurability of such deposits by the FDIC, and all applicable waiting periods following such approvals shall have expired. Any such approval required to be obtained by Colonial or First State Bank shall have been granted without the imposition of conditions that are deemed by the affected party to be materially burdensome. No court, governmental agency, or other authority shall have instituted any action or proceeding or issued any order, decree or judgment to set aside, restrain, enjoin, or prohibit the transactions contemplated by this Agreement or to assert any material liability in connection herewith, and in the reasonable opinion of Colonial and First State Bank no such action, proceeding, order, decree, or judgment shall be imminent.

                                   ARTICLE 10
                                   THE CLOSING

     10.1 Time and Place of Closing. The consummation of the transactions provided for herein will take place in a mutually acceptable manner and on a mutually acceptable day and place ("Closing" or "Closing Date") within thirty
(30) days after the date of receipt of all necessary regulatory approvals and expiration of any mandatory waiting periods; provided, however, in no event will the Closing occur later than June 30, 2004, unless extended in writing by the parties.

     10.2 Payment Due at Closing. At the Closing, First State Bank shall deliver to Colonial the Purchase Price by one or more checks or by one or more deposits into Colonial's account ("Closing Payment"). Colonial shall prepare and deliver to First State Bank two (2) Business Days before the Closing and at the Closing a statement (the "Settlement Statement") supported by appropriate exhibits, substantially in the form of Exhibit "A" hereto, showing the computation of the Purchase Price.

     10.3 Closing Documents to be Delivered or Actions to be Taken by First State Bank

     At the Closing, First State Bank shall:

        (a) Deliver to Colonial a certificate of an authorized officer of First State Bank, acceptable to Colonial, dated as of the Closing Date, that the conditions to Colonial's obligations set forth in Sections 8.1, 8.4 and 8.5 have been met and certify as to the absence of any litigation as contemplated by Section 8.2;

        (b) Execute and deliver to Colonial an Assumption Agreement in the form attached hereto as Exhibit "C", as assignee, with respect to the Corporate Trust Liabilities; and

        (c) Deliver or cause to be delivered to Colonial all other documents and instruments necessary to transfer to First State Bank all of Colonial's right, title and interest in and to the Corporate Trust Assets and the responsibility for the Corporate Trust Liabilities.

     10.4 Closing Documents to be Delivered or Actions to be Taken by Colonial.

     At the Closing, Colonial shall:

        (a) Deliver to First State Bank updated schedules as provided for herein;

        (b) Deliver to First State Bank the Settlement Statement and exhibits thereto;

        (c) Deliver to First State Bank the General Warranty Deed covering any and all Real Estate to be purchased by First State Bank;

        (d) Cause to be delivered to First State Bank a title policy issued by the Title Company, together with any endorsements reasonably requested by First State Bank, or an unconditional commitment to issue such title policy with an effective date as of the Closing Date promptly following the Closing, with coverage insuring with respect to the Real Estate Colonial's good, marketable and indefeasible title to the Real Estate with coverage under such title policy of the Real Estate in the amount of the value of such Real Estate as it is reflected on the Settlement Statement ("Title Policy"), subject only to the matters described in
        Section 2.2 hereof (the "Permitted Exceptions"); provided, however, that the boundary and survey exceptions shall be deleted to the maximum extent permitted under applicable title insurance regulations;

        (e) Execute and deliver to First State Bank a Bill of Sale and Assignment in the form attached hereto as Exhibit "D" with respect to the Corporate Trust Assets;

        (f) Execute and deliver to First State Bank the General Assignment in the form attached hereto as Exhibit "C";

        (g) Deliver to First State Bank a certificate of an authorized officer of Colonial acceptable to Colonial, or of another officer acceptable to First State Bank, dated as of the Closing Date, that the conditions to First State Bank's obligations set forth in Sections 9.1, 9.4, 9.7, and
        9.8 have been met and certify as to the absence of any litigation as contemplated under Section 9.2 and evidencing-the due substitution of First State Bank for Colonial as corporate fiduciary under all of the Corporate Trust Assets under applicable law and that no party has objected to such substitution;

        (h) Deliver or cause to be delivered to First State Bank all other documents and instruments necessary to transfer to First State Bank all of Colonial's right, title and interest in and to the Corporate Trust Assets and the responsibility for the Corporate Trust Liabilities; and

        (i) Deliver or cause to be delivered to First State Bank the Records;

        (j) Deliver to First State Bank an executed limited power of attorney granting to First State Bank the power and authority to execute any documents or take any actions necessary to carry on the Corporate Trust Business after the Closing Date.

        (k) Deliver or cause to be delivered the Employment Agreements, executed by each of John Johnson and Cecil Glovier, in the form of Exhibit "F" and Exhibit "G", respectively, attached hereto;

        (l) Deliver or cause to be delivered the Noncompetition Agreements executed by John Johnson and Cecil Glovier, in the form of Exhibit "H" and Exhibit "I", respectively, attached hereto.

     10.5 Post Closing Adjustments.

        (a) As soon as reasonably practicable after the Closing Date, but no later than thirty (30) calendar days thereafter, Colonial shall provide First State Bank with final Schedules of Contracts, Receivables, Equipment and Personal Property, Accrued Expenses, Prepaid Expenses, and Accrued Fees (collectively, the "Final Schedules") that shall accurately reflect the balance of Contracts, Corporate Trust Receivables, Equipment and Personal Property, Accrued Expenses, Prepaid Expenses, and Accrued Fees, making up the Corporate Trust Assets and Corporate Trust Liabilities, as shown on its financial records as of the close of business on the Closing Date. An authorized officer acceptable to First State Bank, shall deliver with the Final Schedules a certificate stating that the Final Schedules and all other final computations are true and accurate as of the close of business on the Closing Date.

        (b) First State Bank shall have the right to review any and all documents (and to interview any and all of Colonial's personnel) reasonably necessary or desirable to confirm the accuracy of Final Schedules.

        (c) As soon as reasonably practical after the Closing Date, but no later than ten (10) calendar days thereafter, Colonial shall prepare and deliver to First State Bank a final settlement statement (the "Final Settlement Statement"), substantially in the form of Exhibit "E" which shall show, based on the Final Schedules delivered pursuant to Section 10.5(a), the calculation of the final Purchase Price.

        (d) The parties shall make post-closing adjustments on the date that is ten (10) calendar days following the Closing Date (the "Settlement Date") or the first Business Day thereafter. If the amount shown on the Final Settlement Statement as the "Final Purchase Price" (herein so called) is different from the Closing Payment, then a payment shall be made in the following manner: if the Closing Payment shall have been greater than the Final Purchase Price, Colonial shall refund to First State Bank the difference between such amounts; if the Closing Payment shall have been less than the Final Purchase Price, First State Bank shall pay to Colonial the difference between such amounts. Such refund or payment shall be made promptly by wire transfer in immediately available collected funds, together with interest thereon for the number of days from and including the Closing Date to such Settlement Date, but excluding such Settlement Date, at the rate per annum equal to the average during such period of the average of the daily high and low rates for federal funds on each Business Day during such period, as such rates are published in the Southwest Edition of The Wall Street Journal, computed on the basis of a 365-day year. Payments sent after 3:00 p.m., Happy, Texas time on the Settlement Date shall be deemed to have been paid on the next Business Day, and the remittance shall bear interest, as calculated pursuant to this section, for such extra day or days.

                                   ARTICLE 11
                             TRANSFER OF OPERATIONS

     11.1 Post Closing Mail. In the event Colonial receives after the Closing Date a payment or other mail with respect to the Corporate Trust Assets or Liabilities transferred to First State Bank, it shall, at its expense, mail such to First State Bank within one (1) Business Day of receipt thereof at the address First State Bank may from time to time designate. Legal process received in regard to such Corporate Trust Assets shall not be forwarded, although copies of the same shall be forwarded if not prohibited by law.

     11.2 Taxpayer Information. Colonial shall deliver (or cause to be delivered) to First State Bank on the Closing Date all information in Colonial's possession or reasonably available to Colonial required by applicable law to be provided to the IRS and/or account holders with respect to the Corporate Trust Assets and Corporate Trust Liabilities transferred. Colonial hereby certifies that such information, when delivered, shall accurately reflect in all material respects the information provided by Colonial's customers.

     11.3 Receivable Payments. Colonial shall forward to First State Bank, within two (2) Business Days of receipt thereof, receivable payments received by Colonial with respect to the Corporate Trust Receivables assigned to First State Bank pursuant to this Agreement. First State Bank shall forward to Colonial, within two (2) Business Days of receipt thereof, receivable payments received by First State Bank with respect to any Receivables not assigned to First State Bank pursuant to this Agreement. With respect to any corporate trust receivables listed on Schedule 1.1(b), First State Bank would, if requested by Colonial, consider entering into a servicing agent agreement with respect to such corporate trust receivables on such terms and subject to such conditions as may be negotiated by First State Bank and the parties thereto.

                                   ARTICLE 12
                                   TERMINATION

     12.1 Events of Termination. This Agreement shall be terminable and, if so terminated, be of no further force or effect between the parties hereto, except as to any liability for breach of any duty, representation, warranty or obligation arising prior to the date of termination, upon the occurrence of any of the following events:

        (a) By mutual written consent of Colonial and First State Bank;

        (b) By Colonial, if any of the conditions set forth in ARTICLE 8 has not been met by June 30, 2004;

        (c) By First State Bank, if any of the conditions set forth in ARTICLE 9 has not been met by June 30, 2004;

        (d) By either party if (i) a representation or warranty of the other party is or becomes false or inaccurate or (ii) if the other party fails to comply with a covenant in a timely manner, provided that such breach is material to the value or condition of the Corporate Trust Business, the Corporate Trust Assets or the Corporate Trust Liabilities or such breach has a material impact on the other party's ability to consummate the transactions contemplated hereby, and, in the case of clause (ii), such failure (provided it can be cured) has not been cured within thirty
        (30) days of actual knowledge thereof by the breaching party; provided, however, that termination pursuant to this Section 12.1(d) shall not relieve the breaching party of liability for such breach or otherwise;

        (e) By either party, if any governmental agency having jurisdiction over the transaction contemplated by this Agreement notifies First State Bank or Colonial in writing that by its final determination it will refuse to grant an approval or consent to any material element of the transaction necessary to the consummation thereof or if such approval or consent contains terms or conditions that either First State Bank or Colonial reasonably determines is unduly burdensome to it;

        (f) By Colonial, if the Board of Directors of Colonial, based upon the advice of legal counsel, determines in good faith that such termination is required for the Board of Directors to comply with its fiduciary duties to stockholders imposed by law by reason of an Alternative Proposal (as defined in Section 6.11(b)) being made; provided that Colonial shall notify First State Bank promptly of its intention to terminate this Agreement and enter into a definitive agreement with respect to any Alternative Proposal. In the event that Colonial terminates this Agreement pursuant to this Section 12.1(f), then simultaneous with delivery of such notice of termination of this Agreement to First State Bank, Colonial shall pay First State Bank, in immediately available funds, $250,000 as agreed upon liquidated damages as the sole and exclusive remedy of First State Bank under this Agreement.

        (g) By either party pursuant to Section 7.1; or

        (h) By First State Bank pursuant to Section 6.9.

     12.2 Manner of Termination. Notwithstanding anything to the contrary herein contained, neither party hereto shall have the right to terminate this Agreement on account of its own breach or any immaterial breach by the other party hereto. If a party hereto desires to terminate this Agreement pursuant to any right under this ARTICLE 12, such termination shall be ineffective unless communicated in writing to the other party.

     12.3 Effect of Termination. In the event of the termination of this Agreement pursuant to this ARTICLE 12, this Agreement shall become null and void and of no effect, except that the agreements contained in this ARTICLE 12, in
ARTICLE 13, and in Sections 7.4(g), 7.6, 14.3 and 14.9, shall survive the termination hereof.

                                   ARTICLE 13
                                 INDEMNIFICATION

     13.1 Indemnification by Both Parties. Except as otherwise set forth in this
ARTICLE 13, for the period of two (2) years following the Closing Date, Colonial and First State Bank mutually agree to indemnify and hold each other harmless from, and to reimburse each other promptly for, any and all losses, liabilities, damages, costs, expenses and other costs (including court costs, costs of investigation and reasonable attorneys' fees) ("Losses") that one party may suffer as the result of the inaccuracy of the other party's representations or warranties or the breach of any covenant, representation, warranty or obligation under this Agreement by the other party to this Agreement.

     13.2 Indemnification by First State Bank. First State Bank and the Company, jointly and severally, agree, effective as of the Closing, to pay, and to indemnify, save, defend and hold harmless Colonial and its officers, directors, shareholders and representatives and their respective heirs, successors and assigns (collectively, "Insiders"), from and against, and shall reimburse Colonial and its Insiders with respect to, any and all Losses, imposed on, incurred by or asserted against Colonial or its Insiders (or any of them) in any way relating to or arising from or out of:

        (a) a material breach of or in any statement, representation or warranty of First State Bank contained in this Agreement, or any schedule, certificate or other document delivered pursuant hereto or as part of the transactions contemplated hereby the result of which, either separately or in the aggregate, causes Colonial or its Insiders damage in an amount equal to or in excess of $25,000;

        (b) any legal, quasi legal or administrative proceedings of any nature or kind based on actions or omissions of First State Bank or its Insiders occurring after the Closing Date;

        (c) any liability arising out of the operation or administration by First State Bank or its Insiders of the Corporate Trust Assets or the Corporate Trust Business after the Closing Date;

        (d) any liability arising out of a breach of a Contract by First State Bank or its Insiders occurring after the Closing Date; and

        (e) a breach of any covenant of First State Bank or the failure of First State Bank to perform any agreement, covenant or obligation of First State Bank contained in this Agreement or document executed pursuant to this Agreement.

     13.3 Indemnification by Colonial. Colonial agrees, effective as of the Closing, to pay, and to indemnify, save, defend and hold harmless First State Bank and its officers, directors, shareholders and representatives and their respective heirs, successors and assigns (collectively, "Insiders"), from and against, and shall reimburse First State Bank and its Insiders with respect to, any and all Losses, imposed on, incurred by or asserted against First State Bank or its Insiders (or any of them) in any way relating to or arising from or out of:

        (a) a material breach of or in any statement, representation or warranty of Colonial contained in this Agreement, or any schedule, certificate or other document delivered pursuant hereto or as part of the transactions contemplated hereby the result of which, either separately or in the aggregate, causes First State Bank or its Insiders damage in an amount equal to or in excess of $25,000;

        (b) any legal, quasi legal or administrative proceedings of any nature or kind based on actions or omissions by Colonial or its Insiders occurring, or circumstances existing, on or prior to the Closing Date;

        (c) any liability related to the Corporate Trust Business other than (i) the Corporate Trust Liabilities specifically listed on the Final Settlement Statement or (ii) liabilities arising out of the conduct of the Corporate Trust Business by First State Bank or its Insiders after the Closing Date; or (iii) any liability arising out of a breach of a Contract by First State Bank or its Insiders after the Closing Date;

        (d) any liability arising out of the operation or administration by Colonial or its Insiders of the Corporate Trust Assets or the Corporate Trust Business on or prior to the Closing Date; (e) any liability arising out of a breach of a Contract by Colonial or its Insiders on or prior to the Closing Date;

        (f) a breach of any covenant of Colonial or the failure of Colonial to perform any agreement, covenant or obligation of Colonial contained in this Agreement or in any other agreement or document executed pursuant to this Agreement; and

        (g) any  liability  arising  out of an  "Environmental  Condition."  For purposes of this Agreement, "Environmental Condition" means any condition with respect to soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air and any environmental medium comprising or surrounding the real property and tangible personal property owned or leased by Colonial as of the date of this Agreement, and arising from acts, events, occurrences or omissions prior to the Closing whether or not yet discovered, which gives rise to any monetary damage, loss, cost or expense or claim, demand or order for or imposing financial liability against First State Bank or any third party.

     13.4 Procedure for Indemnification

        (a) Promptly, or in any event within ten (10) calendar days (in the case of service of legal process) or within thirty (30) calendar days (in the case of any other claim), following receipt by any party to be indemnified under the provisions of this ARTICLE 13 (the-"Indemnitee") of notice of any action, suit, proceeding, claim, demand or assessment (each, an "Action") against the Indemnitee that might give rise to a claim pursuant to Sections 13.1, 13.2 or 13.3, the Indemnitee shall give written notice thereof to the party obligated to provide such indemnification under the provisions of this ARTICLE 13 (the "Indemnitor") indicating the nature of such claim, the basis therefore and the estimated amount thereof. Failure to give any notice provided hereunder shall in no way be deemed a forfeiture of any Indemnitee's rights to be indemnified hereunder; provided, however, if the Indemnitor shall have been prejudiced in any material respect by such failure so to notify the Indemnitor, the Indemnitor shall have the right to set-off against any amounts payable or that become payable by the Indemnitor under this Agreement the amount by which the Indemnitor has been damaged as a result of such failure to notify the Indemnitor. A claim for indemnity may, at the option of the Indemnitee, be asserted as soon as any claim has been asserted by a third party in writing, regardless of whether actual harm has been suffered or out-of-pocket expenses incurred.

        (b) At any time after the Indemnitee gives notice to the Indemnitor of a claim being made against the Indemnitee for which a claim for indemnity is being asserted, to the extent that such claim is not being defended by any third party under the terms of any applicable insurance policy or policies, the Indemnitee shall permit the Indemnitor, at the option and expense of the Indemnitor, to assume the complete defense of such Action with full authority to conduct such defense and to settle or otherwise dispose of the same (except as hereinafter provided), and the Indemnitee will reasonably cooperate in such defense. In order to assume such defense, Indemnitor must notify Indemnitee in writing of its election to do so within ten (10) calendar days following receipt of notice of the claim from Indemnitee; in the event that Indemnitor does not so notify Indemnitee within such ten (10) calendar day period, Indemnitor shall be deemed to have elected not to assume such defense. After notice to the Indemnitee of the Indemnitor's election to assume the defense of such Action as provided above, the Indemnitor shall be liable to the Indemnitee for such legal or other expenses subsequently incurred at the request of the Indemnitor by the Indemnitee in connection with the defense thereof.

        (c) The Indemnitor will not, in defense of any such Action, except with the consent of the Indemnitee, which consent will not be unreasonably withheld, consent to the entry of any judgment or enter into any settlement that does not include, as an unconditional term thereof, the release by claimant or plaintiff of Indemnitee from all claims and/or liability in respect thereof.

        (d) As to those Actions with respect to which the Indemnitor does not elect to assume control of the defense, (i) the Indemnitee will afford the Indemnitor an opportunity to participate in such defense, at the Indemnitor's own cost and expense; (ii)-the Indemnitee will not settle or otherwise dispose of any of the same without the consent of the Indemnitor, which consent will not be unreasonably withheld; and (iii) the Indemnitor agrees to reasonably cooperate in such defense.

        (e) The Indemnitor shall make payments to the Indemnitee, pursuant to the provisions hereof, with respect to Actions of third parties as follows: with respect to out-of-pocket expenses of the Indemnitee, on demand as incurred, and, with respect to amounts and fees owed to third parties, to the extent not paid directly to such third parties by the Indemnitor, on demand at the time of payment by the Indemnitee to such third party.

        (f) The liability of the Indemnitor hereunder shall be subject to the following limitations:

           (i) subject to the provisions of Section 13.4(e) of this Agreement with respect to out-of-pocket expenses of Indemnitee, the Indemnitor shall pay claims hereunder when a claim against the Indemnitee or its Insiders has been established by a final judgment in litigation with a third party in which the Indemnitor has assumed the defense, or by a settlement with a third party consented to in writing by the Indemnitee; payment of other claims as to which the Indemnitee may contest its liability, or claims not involving third parties, shall be made when the dispute is settled either by litigation or consent; and

           (ii) payments for amounts due the Indemnitee or its Insiders hereunder shall be paid by either cash or cashier's check.

                                   ARTICLE 14
                                  MISCELLANEOUS

     14.1 Survival. Except as otherwise provided in this Section 14.1, and except to the extent an earlier or later expiration date is otherwise expressly provided for in this Agreement, the representations and warranties of each party set forth herein shall survive the Closing for a period of two (2) years, and shall survive any investigation by the other party. The parties hereto will have no liability after such two (2) year period for any breach of any covenants, agreements, representations and warranties set forth herein. Notwithstanding the foregoing provisions of this Section 14.1, any claim in respect of which indemnity may be sought under ARTICLE 13 shall survive the time it would otherwise terminate under this Section 14.1 if notice of the claim, inaccuracy or breach giving rise to such right to indemnify shall have been given to the party against whom such indemnity may be sought prior to such time.

     14.2 Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if made in writing and sent by registered, certified or first class United States mail, postage prepaid, by overnight courier guaranteeing next day delivery, or by hand delivery addressed as follows:

IF TO COLONIAL:            ......Colonial Trust Company
                           ......5336 N. 19th Avenue
                           ......Phoenix, AZ 85015
                           ......Attention: John K. Johnson
                           ......Facsimile:  602-242-5708

WITH A COPY TO:            ......Gerald G. Morgan, Jr.
                           ......Burdett, Morgan, Williamson & Boykin, L.L.P.
                           ......3423 S. Soncy Road, Suite 300
                           ......Amarillo, Texas 79119
                           ......Facsimile: 806-358-3154

IF TO FIRST STATE BANK:    ......First State Bank
                           ......100 E. Main Street
                           ......P.O. Box 68
                           ......Happy, TX 79042
                           ......Attention: J. Pat Hickman
                           ......Facsimile: 806-669-2214

WITH A COPY TO:            ......Charles E. Greef, Esq.
                           ......Jenkens & Gilchrist, A Professional Corporation
                           ......1445 Ross Avenue, #3200
                           ......Dallas, TX 75202
                           ......Facsimile: 214-855-4300

or such other address as shall be furnished in writing by either party, and such notice or communication shall be deemed to have been given as of three (3) days after the date so mailed if sent, by United States mail, one (1) Business Day after the date sent if sent by overnight courier, or on the date so delivered if delivered in person.

     14.3 Taxes; Expenses. Each party hereto shall pay its own expenses, including attorneys' fees and filing or other fees payable in connection with all application, notification and report forms and notices to be filed pursuant to Section 7.1.

     14.4 Entire Agreement,  Modifications,  Waivers,  Headings. This Agreement,
including any exhibits and schedules hereto, constitutes the entire understanding between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties, whether oral or written, in connection therewith. No modification of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. Section and subsection headings are not considered part of this Agreement, are solely for convenience of reference, and are not intended to be full or accurate descriptions of the contents of any section or subsection.

     14.5 Successors and Assigns. Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors and assigns, but rights under this Agreement may not be assigned and duties hereunder may not be delegated by either party without the written consent of the other, and any such assignment or delegation shall be void and of no force or effect.

     14.6  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, all of which taken together shall constitute one instrument.

     14.7 Governing Law; Jurisdiction; Venue. THE GOVERNING LAW APPLICABLE TO THIS AGREEMENT SHALL BE THE LAW OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF TEXAS BY RESIDENTS OF THE STATE OF TEXAS. In respect of any proceeding or action arising out of or relating to this Agreement or the transactions contemplated hereby, each of the parties hereto consents to the jurisdiction and venue of any federal or state court located within Swisher County, Texas, or in the alternative Maricopa County, Arizona consents that all such service of process may be made by first class registered or certified mail, postage prepaid, return receipt requested, directed to it at the address specified in Section 14.2, and agrees that service so made shall be deemed to be completed upon actual receipt thereof.

     14.8 Time is of the Essence. Time is of the essence of this Agreement.

     14.9 Attorneys' Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party, which fees shall be in addition to any other relief which may be awarded.

     14.10 Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such provision shall be severed from this Agreement, and this Agreement shall continue in full force and effect without said provision; provided, that no such severance shall be effective if it materially changes the economic benefit of this Agreement to either party.

                                   ARTICLE 15
                                   DEFINITIONS

     15.1 Certain Terms Defined. In addition to such terms as are defined elsewhere in this Agreement, each of the following terms has the meaning given it below:

     "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

     "Best Efforts" means a party's reasonable best efforts in accordance with reasonable commercial practice and without incurring unreasonable expense.

     "Business Day" means a day other than a Saturday, a Sunday or a day observed as a holiday by Colonial or First State Bank.

     "Environmental Laws" mean all federal, state and local laws, regulations, statutes, ordinances, codes, rules, decisions, orders or decrees relating or pertaining to the public health and safety or the environment, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, removal, discharge or disposal of Hazardous Materials, including, without limitation, (i) the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq., as amended ("SWDA," also known as "RCRA" for a subsequent amending act), (ii) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. section 9601 et seq., as amended ("CERCLA"), (iii) the Clean Water Act, 33 U.S.C. section 1251 et seq., as amended ("CWA"), (iv) the Clean Air Act, 42 U.S.C. section 7401 et seq., as amended ("CAA"), (v) the Toxic Substances Control Act, 15 U.S.C. section 2601 et seq., as amended ("TSCA"),
(vi) the Emergency Planning and Community Right to Know Act, 15 U.S.C. section 2601 et seq., as amended ("EPCRKA"), and (vii) the Occupational Safety and Health Act, 29 U.S.C. section 651 et seq., as amended.

     "Hazardous Material" means, without limitation, (i) any "hazardous wastes" as defined under RCRA, (ii) any "hazardous substances as defined under CERCLA,
(iii) any toxic pollutants as defined under CWA, (iv) any hazardous air pollutants as defined under CAA, (v) any hazardous chemicals as defined under TSCA, (vi) any hazardous substances or extremely hazardous substances as defined under EPCRKA, (vii) asbestos, (viii) polychlorinated biphenyls, (ix) underground storage tanks, whether empty, filled or partially filled with any substance, (x) any substance the presence of which on the property in question is prohibited under any Environmental Law, and (xi) any other substance which under any Environmental Law requires special handling or notification of or reporting to any federal, state or local governmental entity in its generation, use, handling, collection, treatment, storage, re-cycling, treatment, transportation, recovery, removal, discharge or disposal.

     "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, enterprise, unincorporated organization, or governmental entity.

     "To the best of Colonial's knowledge" (or similar references to Colonial's best knowledge) means the knowledge of or receipt of notice (oral or written) by any current officer of Colonial holding the office of Senior Vice President or higher, as such knowledge has been obtained in the normal conduct of the business of Colonial or in connection with the preparation of the schedules to this Agreement and the furnishing of information to First State Bank as contemplated by this Agreement, after having made a reasonable investigation of the accuracy of the representations and warranties made by Colonial in this Agreement or in any document, certificate, or other writing furnished by Colonial to First State Bank pursuant hereto or in connection herewith.

                                                       [Signature Page Follows]

              [Signature Page to Purchase and Assumption Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first written above.


COLONIAL:                             COLONIAL TRUST COMPANY,
                                      an Arizona trust company


                                      _________________________________________
                                      John K. Johnson, President



FIRST STATE BANK:                     FIRST STATE BANK,
                                      a Texas state banking association


                                      _________________________________________
                                       J. Pat Hickman, President



COMPANY:                               HAPPY BANCSHARES, INC.,
                                       a Texas corporation


                                       _________________________________________
                                       J. Pat Hickman, President

                                    EXHIBIT A

                        COLONIAL TRUST COMPANY (Colonial)

                       FIRST STATE BANK (First State Bank)

                              SETTLEMENT STATEMENT



                                    EXHIBIT A

                        COLONIAL TRUST COMPANY (Colonial)
                       FIRST STATE BANK (First State Bank)

                              SETTLEMENT STATEMENT

     This Settlement Statement as of ___________, 2004 is provided pursuant to the terms of that certain Purchase and Assumption Agreement dated as of _________, 2003, by and between First State Bank and Colonial (the "Agreement"). Unless otherwise defined, all capitalized terms used in this Settlement Statement shall have the meanings attributed to them in the Agreement.

                          Calculation of Purchase Price

Purchase Price equals:

Goodwill Premium                                                     $550,000.00
                                                              ------------------
Real Estate                                                          $819,000.00
                                                              ------------------
                                                              ------------------
PLUS:
Book Value of Corporate Trust Assets, including:
         Accrued Fees
                  Accrued IRA Maintenance Fees                        $_________
                  Accrued Bond Printing Fees                          $_________
                  Accrued Trust Set-up Fees                           $_________
         Corporate Trust Receivables
                  Accrued Interest Receivable                         $_________
                  Sinking Fund / Late Fee Receivables                 $_________
                  Sinking Fund / Accounts Receivable                  $_________
                  Sinking Fund / Interest Receivable                  $_________
                  Account Rec. IRA Institutional Maint. Fee           $_________
                  Other Receivables                                   $_________
         Prepaid Expenses                                             $_________
         Equipment & Personal Property
                  Computer Hardware                                   $_________
                  Computer Software                                   $_________
                  Furniture & Fixtures                                $_________
                                                              ------------------
         Total Book Value of Corporate Trust Assets                   $_________
                                                              ------------------
                                                              ------------------
LESS:
Book Value of Corporate Trust Liabilities, including:
         Accrued Expenses                                           ($_________)
         Accrued taxes and ad valorem taxes related to Real Estate  ($_________)
         Other taxes of any kind and nature                         ($_________)
                                                              ------------------
                                                              ------------------
         Total Book Value of Corporate Trust Liabilities            ($_________)
EQUALS:
PURCHASE PRICE                                                       $__________
                                                              ==================

                                    EXHIBIT B

                              ASSUMPTION AGREEMENT

                                    EXHIBIT B

                              ASSUMPTION AGREEMENT

     FOR VALUE RECEIVED, FIRST STATE BANK ("Assignee"), has executed and delivered this Assumption Agreement ("Assumption Agreement") to COLONIAL TRUST COMPANY ("Assignor"), pursuant to the terms of that certain Purchase and Assumption Agreement entered into by Assignee and Assignor and dated as of ___________, 2003 ("Agreement"). Unless otherwise defined herein, all capitalized terms used in this Assumption Agreement shall have the meanings attributed to them in the Agreement.

     Assignee hereby assumes:

        (a) The Accrued Expenses as reflected on the Final Settlement Statement.

        (b) All liabilities and obligations with respect to the Contracts after the Closing Date as reflected on Schedule 4.7 attached to the Final Settlement Statement; provided, however, that First State Bank specifically does not assume any liabilities or obligations under the Contracts, including, without limitation, liabilities or obligations resulting from any actions or omissions by Colonial, that occurred or existed on or prior to the Closing Date.

        (c) All accrued taxes and ad valorem taxes attributable to the Real Estate, provided, such taxes shall be prorated as of the Closing Date based on a 365 day year and reflected on the Final Settlement Statement.

        (d) All personal property and other taxes assessed in connection with the Corporate Trust Assets, provided, such taxes shall be prorated as of the Closing Date based on a 365 day year and reflected on the Final Settlement Statement.

     Notwithstanding anything contained herein which may be or appear to be to the contrary, Assignee does not hereby assume and shall have no liability for any debts, liabilities or obligations of Assignor of whatsoever kind or nature other than as specifically set forth herein.

     This Assumption Agreement shall not create in any third parties (including, but not limited to, deposit account holders or borrowers): (a)-any rights or remedies against Assignee which such parties did not have against Assignor prior to the execution and delivery of this Assumption Agreement with respect to the debts, liabilities or obligations specifically assumed herein; or (b)-any claims against Assignee with respect to any liability of Assignor under the Corporate Trust Assets arising on or prior to the close of business on the date hereof; or
(c)-any claims against Assignee with respect to the Assignor's Corporate Trust Receivables other than for the administration thereof after the date hereof.

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assumption Agreement to be signed by their duly authorized officers as of the _____ day of _____________, 2004.

                                       COLONIAL TRUST COMPANY,
                                       an Arizona trust company

                                       _________________________________________
                                       John K. Johnson, President



                                       FIRST STATE BANK,
                                       a Texas state banking association

                                       _________________________________________
                                       J. Pat Hickman, President

                                    EXHIBIT C

                               GENERAL ASSIGNMENT

                                    EXHIBIT C

                               GENERAL ASSIGNMENT

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, COLONIAL TRUST COMPANY ("Colonial") does hereby grant, sell, transfer, convey and deliver to FIRST STATE BANK ("First State Bank") in accordance with that Purchase and Assumption Agreement dated as of _____________, 2003 by and between Colonial and First State Bank (the "Agreement"), all of Colonial's right, title and interest in, under and to any and all guaranties, warranties and other similar rights, whether express or implied, issued or made in connection with or related to the acquisition, development, construction, operation, maintenance and/or repair of any Equipment and Personal Property (as defined in the Agreement) located thereon or used in connection therewith, including, among other things, any warranty covering any machinery.

     Unless otherwise defined herein, all capitalized terms used in this General Assignment shall have the meanings attributed to them in the Agreement. This General Assignment has been duly executed as of ___________________, 2004.


                                       COLONIAL TRUST COMPANY
                                       an Arizona Trust Company


                                       _________________________________________
                                       John K. Johnson, President

                                    EXHIBIT D

                           BILL OF SALE AND ASSIGNMENT

                                    EXHIBIT D

                           BILL OF SALE AND ASSIGNMENT

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, COLONIAL TRUST COMPANY ("Colonial") does hereby assign, grant, sell, transfer and deliver to FIRST STATE BANK ("First State Bank"), in accordance with the certain Purchase and Assumption Agreement dated as of _____________, 2003 by and between Colonial and First State Bank (the "Agreement"), all of Colonial's right, title and interest in and to all of the Equipment and Personal Property, Corporate Trust Receivables, Records, all other Corporate Trust Assets, and the Contracts. Unless otherwise defined herein, all capitalized terms used in this Bill of Sale and Assignment shall have the meanings attributed to them in the Agreement. Colonial acknowledges that First State Bank does not assume and shall have no liability for any debts, liabilities or obligations of Colonial of any kind whatsoever except as specifically set forth in the Agreement or in any other writing executed by First State Bank.

     Colonial does hereby covenant with First State Bank and its successors and assigns that it is lawfully seized of the foregoing properties and assets, and Contracts that it holds the foregoing free and clear of all liens, claims, encumbrances, security interests, pledges, leases, equities, conditional sales contracts, charges, restrictions and chattel mortgages of any kind whatsoever (except for those liens, encumbrances and contract rights set forth on Schedule 1.2(e) and Schedule 4.16), that it has good title to, and good and lawful authority to convey, the foregoing properties and assets, and that it will protect and defend First State Bank's right, title and interest in and to such properties and assets.

     This Bill of Sale and Assignment has been duly executed by Colonial as of the day of , 2004.

                                       COLONIAL TRUST COMPANY,
                                       an Arizona Trust Company

                                       _________________________________________
                                       John K. Johnson, President

                                    EXHIBIT E

                        COLONIAL TRUST COMPANY (Colonial)

                       FIRST STATE BANK (First State Bank)

                           FINAL SETTLEMENT STATEMENT

                                    EXHIBIT E

                        COLONIAL TRUST COMPANY (Colonial)

                       FIRST STATE BANK (First State Bank)

                           FINAL SETTLEMENT STATEMENT

     This Final Settlement Statement is provided pursuant to the terms of that certain Purchase and Assumption Agreement dated as of ________________, 2003 by and between First State Bank and Colonial (the "Agreement"). Unless otherwise defined, all capitalized terms used in this Final Settlement Statement shall have the meanings attributed to them in the Agreement.

                      Calculation of Final Purchase Price
Goodwill Premium                                                     $550,000.00
                                                              ------------------
Real Estate                                                          $819,000.00
                                                              ------------------
                                                              ------------------
PLUS:
Book Value of Corporate Trust Assets, including:
         Accrued Fees
                  Accrued IRA Maintenance Fees                        $_________
                  Accrued Bond Printing Fees                          $_________
                  Accrued Trust Set-up Fees                           $_________
         Corporate Trust Receivables
                  Accrued Interest Receivable                         $_________
                  Sinking Fund / Late Fee Receivables                 $_________
                  Sinking Fund / Accounts Receivable                  $_________
                  Sinking Fund / Interest Receivable                  $_________
                  Account Rec. IRA Institutional Maint. Fee           $_________
                  Other Receivables                                   $_________
         Prepaid Expenses                                             $_________
         Equipment & Personal Property
                  Computer Hardware                                   $_________
                  Computer Software                                   $_________
                  Furniture & Fixtures                                $_________
                                                              ------------------
         Total Book Value of Corporate Trust Assets                   $_________
                                                              ------------------
                                                              ------------------
LESS:
Book Value of Corporate Trust Liabilities, including:
         Accrued Expenses                                           ($_________)
         Accrued taxes and ad valorem taxes related to Real Estate  ($_________)
         Other taxes of any kind and nature                         ($_________)
                                                              ------------------
                                                              ------------------
         Total Book Value of Corporate Trust Liabilities            ($_________)
EQUALS:
PURCHASE PRICE                                                       $__________
                                                              ==================

                                     POST CLOSING ADJUSTMENTS
Closing Payment (paid on Closing Date)                                $_________
Amount Final Purchase Price amount exceeds Closing Payment,
   to be paid to Colonial by First State Bank                         $_________
Interest                                                              $_________
Total                                                                 $_________
Closing Payment (paid on Closing Date)                                $_________
Amount Final Purchase Price amount exceeds Closing Payment,
   to be paid to Colonial by First State Bank                         $_________
Interest                                                              $_________
Total                                                                $__________

                                    EXHIBIT F

                       FIRST STATE BANK (First State Bank)

                                  JOHN JOHNSON

                              EMPLOYMENT AGREEMENT

                                    EXHIBIT G

                       FIRST STATE BANK (First State Bank)

                                  CECIL GLOVIER

                              EMPLOYMENT AGREEMENT

                                    EXHIBIT H

                       FIRST STATE BANK (First State Bank)

                                  JOHN JOHNSON

                            NONCOMPETITION AGREEMENT

                                    EXHIBIT I

                       FIRST STATE BANK (First State Bank)

                                  CECIL GLOVIER

                            NONCOMPETITION AGREEMENT